                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS

                                EV TRADITIONAL
                     WORLDWIDE HEALTH SCIENCES FUND, INC.
--------------------------------------------------------------------------------

EV TRADITIONAL WORLDWIDE HEALTH SCIENCES FUND, INC. (THE "FUND") IS A MUTUAL FUND SEEKING LONG-TERM CAPITAL GROWTH BY INVESTING IN A GLOBAL AND DIVERSIFIED PORTFOLIO OF SECURITIES OF HEALTH SCIENCE COMPANIES. THE FUND INVESTS ITS ASSETS IN WORLDWIDE HEALTH SCIENCES PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY INVESTING DIRECTLY IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus is designed to provide you with information you should know before investing in the Fund. Please retain this document for future reference. A Statement of Additional Information for the Fund dated February 1, 1997, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The sponsor and manager of the Fund and the administrator of the Portfolio is Eaton Vance Management, 24 Federal Street, Boston, MA 02110 ("Eaton Vance" or the "Manager"). The Portfolio's investment adviser is Mehta and Isaly Asset Management, Inc. ("M&I" or the "Adviser"). The principal business address of the Adviser is 41 Madison Avenue, 40th Floor, New York, NY 10010-2202.
------------------------------------------------------------------------------


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                                       PAGE                                                     PAGE

Shareholder and Fund Expenses  ........................   2  How to Buy Fund Shares ............................  10
The Fund's Financial Highlights .......................   3  How to Redeem Fund Shares .........................  13
Health Science Investments ............................   4  Reports to Shareholders ...........................  14
The Fund's Investment Objective  ......................   4  The Lifetime Investing Account/Distribution
Investment Policies and Risks .........................   5    Options .........................................  14
Organization of the Fund and the Portfolio ............   7  The Eaton Vance Exchange Privilege ................  15
Management of the Fund and the Portfolio ..............   8  Eaton Vance Shareholder Services ..................  16
Distribution Plan .....................................   9  Distributions and Taxes ...........................  17
Valuing Fund Shares ...................................  10  Performance Information ...........................  18
----------------------------------------------------------------------------------------------------------------------

                      PROSPECTUS DATED FEBRUARY 1, 1997

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                   4.75%
Sales Charges Imposed on Reinvested Distributions                                                None
Fees to Exchange Shares                                                                          None

ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
---------------------------------------------------------------------------------------------------------
Management Fees (after fee reduction)                                                           1.26%
Distribution Plan Fees                                                                          0.25
Other Expenses                                                                                  0.49
                                                                                                ----
    Total Operating Expenses (after reduction)                                                  2.00%
                                                                                                ====
EXAMPLE
An investor would pay the following expenses and maximum initial sales charge on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each time period:
1 Year                                                                                           $ 67
3 Years                                                                                           107
5 Years                                                                                           150
10 Years                                                                                          269

NOTES:

The table and Example summarize the aggregate expenses of the Portfolio and the Fund and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Other Expenses are estimated for the current fiscal year. Management Fees include management fees paid by the Fund, administration fees paid by the Portfolio and investment advisory fees paid by the Portfolio of 0.25%, 0.25% and 0.97%, respectively. The advisory fee is assumed to be the same as the actual fee paid by the Fund for its last fiscal year. The advisory fee is subject to a performance adjustment beginning September 1, 1997. See "Management of the Fund and the Portfolio." The management and administration fee information contained in the table assumes reimbursement to the Fund by the Manager as a result of an expense limitation agreement. Absent a fee reduction, Management Fees would amount to 1.47%, and total estimated operating expenses for the fiscal year ending August 31, 1997 would be 2.21%. The Manager of the Fund has agreed to waive its fee and/or reimburse the Fund for operating expenses to maintain an annual expense ratio of 2.00% or less until August 31, 1999.

The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of the Fund and the Portfolio see "The Fund's Financial Highlights," "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares." A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan."

No sales charge is payable at the time of purchase on investments of $1 million or more. However, a contingent deferred sales charge of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. See "How to Buy Fund Shares" and "How to Redeem Fund Shares."


The Fund invests exclusively in the Portfolio. Other investment companies and investors with different distribution arrangements and fees are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio."

THE FUND'S FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated. This information for each fiscal year has been derived from information provided in the Fund's financial statements which have been examined by Tait, Weller & Baker, independent certified public accountants for the periods indicated. The Fund's annual report contains additional performance information which may be obtained without charge by contacting the Principal Underwriter.
--------------------------------------------------------------------------------

ADJUSTED FOR 100% STOCK DIVIDEND --
RECORD DATE SEPTEMBER 23, 1996
-----------------------------------
                                                                           YEAR ENDED AUGUST 31,
                                        ------------------------------------------------------------------------------------------
                                         1996(1)  1995(1)  1994(1)  1993(1)  1992(1)  1991(1)  1990(1)   1989     1988      1987
                                        -------- -------- -------- -------- -------- -------- -------- --------  --------  -------
PER SHARE DATA
NET ASSET VALUE, at beginning of year    $ 11.71  $  9.15  $  9.64  $  8.97  $  8.57  $  7.35  $  6.96  $  5.30  $   7.63  $  6.82
                                         -------  -------  -------  -------  -------  -------  -------  -------  --------  -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.23)   (0.17)   (0.16)   (0.13)   (0.13)   (0.11)   (0.16)   (0.43)    (0.23)   (0.10)
  Net realized and unrealized gain
    (loss) on investments                   3.46     3.41     0.43     1.86     1.15     2.15     0.91     2.09     (1.58)    1.30
                                         -------  -------  -------  -------  -------  -------  -------  -------  --------  -------
    Total from investment operations        3.23     3.24     0.27     1.73     1.02     2.04     0.75     1.66     (1.81)    1.20
                                         -------  -------  -------  -------  -------  -------  -------  -------  --------  -------
LESS DISTRIBUTIONS FROM:
  Net realized gain on investments          1.40     0.68     0.76     1.06     0.62     0.81     0.36     --        0.52     0.39
                                         -------  -------  -------  -------  -------  -------  -------  -------  --------  -------
NET ASSET VALUE, at end of year          $ 13.54  $ 11.71  $  9.15  $  9.64  $  8.97  $  8.58  $  7.35  $  6.96  $   5.30  $  7.63
                                         =======  =======  =======  =======  =======  =======  =======  =======  ========  =======
TOTAL RETURN(2)                           31.04%   38.13%    2.69%   21.37%   12.04%   30.60%   11.13%   31.32%  (25.30)%   19.81%

RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (in
    thousands)                           $55,016  $17,690  $13,231  $10,223  $11,415  $ 6,955  $ 3,771  $ 2,754  $  2,819  $ 4,015
  Ratio of operating expenses to
   average net assets(3):
    Before expense reimbursement           2.21%    2.44%    2.67%    2.87%    2.59%    3.74%    4.77%    5.54%     5.71%    6.72%
    After expense reimbursement              N/A      N/A    2.50%    2.50%    2.48%    2.50%    3.51%    5.27%     5.59%    6.08%
  Ratio of net investment loss to average net assets:
    Before expense reimbursement         (1.81)%  (1.80)%  (1.82)%  (1.90)%  (1.56)%  (2.71)%  (3.51)%  (4.00)%   (4.12)%  (5.01)%
    After expense reimbursement              N/A      N/A  (1.65)%  (1.53)%  (1.45)%  (1.47)%  (2.26)%  (3.73)%   (4.00)%  (4.37)%

PORTFOLIO TURNOVER RATE                      66%      45%      49%      77%      71%      81%     143%      75%       59%      95%
AVERAGE COMMISSION RATE (PER SHARE OF
  SECURITY)(4)                           $0.0864      N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A      N/A


(1)Based on average month end shares outstanding.
(2)Calculated without a sales load.
(3)Since September, 1989, the Adviser and prior administrator reimbursed a portion of their fees, when necessary, in order to allow the Fund to operate within the expense limitation of any state having jurisdiction over the Fund.
(4)Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

HEALTH SCIENCE INVESTMENTS
--------------------------------------------------------------------------------


Markets for health sciences products and services have undergone significant growth over the last 25 years. In the U.S., the Department of Health and Human Services estimates health care expenditures alone could increase to over 16% of gross national product by the year 2000, compared to 7.6%, 10.3% and 14.0% in 1972, 1982 and 1992, respectively. Outside the U.S., most developed countries are seeing similar growth in health care expenditures. In emerging markets, health care spending is increasing as standards of living are improving and as revenues become available to fund government and private programs to address basic health needs. Factors contributing to this growth include demographic shifts tending to a higher world population and a larger elderly population in industrialized nations, technological advances, and popular acceptance of and worldwide familiarity with health care products, resulting in high consumer demand. In addition to increased demand for health science products and services, substantial public and private expenditures on basic medical research and advances in technology have accelerated the pace of medical discoveries. The Adviser believes that the rate of change may accelerate in the future, causing certain segments of the business to decline and others to experience growth. Favorable investment opportunities may be found in companies that provide products or services designed for the prevention, diagnosis and treatment of physical and mental disorders.


In making portfolio selections, in addition to evaluating trends in corporate revenues, earnings and dividends, the Adviser generally considers the amount of capital currently being expended on research and development, and the nature thereof. The Adviser believes that dollars invested in research and development today frequently have significant bearing on future growth.


Portfolio securities generally will be selected from companies in the following groups:


Biotechnology -- Companies which are producing or plan to produce as a result of current research, therapeutic drugs, vaccines and diagnostic systems and reagents based on genetic engineering and the use of monoclonal antibodies or on recombinant DNA; also, specialty companies catering to the unique requirements of biotechnology companies such as those providing enzymes, media and purification equipment.

Diagnostics -- Private organizations that develop or maintain sophisticated diagnostic equipment such as CAT scanners and Magnetic Resonance Imaging as well as urological and serological assays.

Managed Healthcare -- Operators of investor-owned hospital chains (including acute care psychiatric hospitals), nursing centers for the elderly, health maintenance organizations, and rehabilitation clinics which seek to deliver hospital care on an efficient cost basis.


Medical Equipment and Supplies -- Companies engaged in the manufacture of inpatient and outpatient medical (and dental), surgical, laboratory and diagnostic products (ranging from cotton swabs through kidney dialysis equipment to CAT scanners).


Pharmaceuticals -- Companies involved with new types of drugs and their delivery systems.

By focusing on companies such as the foregoing, the Adviser believes that the opportunity for long-term capital growth exists. Of course, there can be no assurance that the Portfolio will be able to take advantage of the foregoing opportunities, or that such investment opportunities will be favorable.

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM CAPITAL GROWTH BY INVESTING IN A GLOBAL AND DIVERSIFIED PORTFOLIO OF SECURITIES OF HEALTH SCIENCE COMPANIES. It currently seeks to meet its investment objective by investing its assets in Worldwide Health Sciences Portfolio (the "Portfolio"), a separate registered investment company that invests in securities of health science companies.

The Fund is intended for long-term investors who can accept international investment risk and little or no current income. Because the Fund concentrates its investments in medical research and the health care industry, the Fund is not intended to be a complete investment program. Prospective investors should take into account their objectives and other investments when considering the purchase of Fund shares. The Fund cannot assure achievement of its investment objective.

INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

The Portfolio invests in a global and diversified portfolio of securities of health science companies. These companies principally are engaged in the development, production or distribution of products or services related to scientific advances in health care, including biotechnology, diagnostics, managed health care and medical equipment and supplies, and pharmaceuticals. At the time the Fund makes an investment, 50% or more of such a company's sales, earnings or assets will arise from or will be dedicated to the application of scientific advances related to health care. The Portfolio may invest in securities of both established and emerging companies, some of which may be denominated in foreign currencies.


Under normal market conditions, the Portfolio will invest at least 65% of its assets in securities of health science companies, including common and preferred stocks; equity interests in partnerships; convertible preferred stocks; and other convertible instruments. Convertible debt instruments generally will be rated below investment grade (i.e., rated lower than Baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor's Ratings Group) or, if unrated, determined by the Adviser to be of equivalent quality. Convertible debt securities so rated are commonly called "junk bonds" and have risks similar to equity securities; they are speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Such below investment grade debt securities will not exceed 20% of total assets. For temporary defensive purposes, such as during abnormal market or economic conditions, the Portfolio may invest without limit in high grade debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in high quality money market instruments. In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

An investment in the Fund entails the risk that the principal value of Fund shares may not increase or may decline. The Portfolio's investments are subject to the risk of adverse developments affecting particular companies, the health science industries and securities markets generally. The value of Fund shares may fluctuate more than shares invested in a broader range of industries. Many health science companies are subject to substantial governmental regulations that can affect their prospects. Changes in governmental policies, such as reductions in the funding of third-party payment programs, may have a material effect on the demand for particular health care products and services. Regulatory approvals (often entailing lengthy application and testing procedures) are also generally required before new drugs and certain medical devices and procedures may be introduced. Many of the products and services of companies engaged in medical research and health care are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances. The enforcement of patent, trademark and other intellectual property laws will affect the value of many such companies. The Portfolio will invest in securities of emerging growth health science companies, which may offer limited products or services or which are at the research and developmental stage with no marketable or approved products or technologies.

INVESTING IN FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments (including depository receipts) involves considerations and possible risks not typically associated with investing in securities issued by the U.S. Government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. Foreign currency exchange rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be adversely affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. In addition to investing in foreign companies of countries which represent established and developed economies, the Portfolio may also invest some of its assets in the emerging economies of lesser developed countries such as China and India, and countries located in Latin America and Eastern Europe. Consistent with its investment objective, the Portfolio is not limited in the percentage of assets it may invest in such securities but the number of health science issuers in less developed countries is relatively small. The relative risk and cost of investing in the securities of companies in such emerging economies may be higher than an investment in securities of companies in more developed countries. As of the date of this Prospectus, approximately 50% of the Portfolio's assets were comprised of foreign securities.


DERIVATIVE INSTRUMENTS. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Portfolio's transactions in derivative instruments may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter covered call options on securities, indices or currencies (and closing transactions); and forward foreign currency exchange contracts. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the Adviser's use of derivative instruments will be advantageous to the Portfolio.

To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.

Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if an Adviser determines that there is an established historical pattern or correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations. The Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.

CURRENCY SWAPS. The Portfolio may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the Portfolio's performance will be adversely affected.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell) with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. The Portfolio does not expect to invest more than 5% of its total assets in repurchase agreements under normal circumstances.


RESTRICTED SECURITIES. Securities that are not freely tradeable or which are subject to restrictions on sale under the Securities Act of 1933 are considered restricted. Such securities are illiquid and may be difficult to properly value. The Portfolio's holdings of illiquid securities may not exceed 15% of its net assets. Illiquid securities include securities legally restricted as to resale such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder.
Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Such securities may increase the level of fund illiquidity to the extent qualified institutional buyers become uninterested in purchasing such securities.


OTHER INVESTMENT COMPANIES. The Portfolio reserves the right to invest up to 10% of its total assets in the securities of other investment companies unaffiliated with the Adviser that have the characteristics of closed-end investment companies. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets, and, accordingly, such securities can trade at a discount from their net asset values.

CERTAIN INVESTMENT POLICIES. The Fund and the Portfolio have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote and an investor vote. Investment restrictions are considered at the time of acquisition of assets and, in general, the sale of portfolio assets generally is not required in the event of a subsequent change in circumstances. As a matter of fundamental policy, the Portfolio will not invest 25% or more of its total assets in the securities of issuers in any one industry other than U.S. Government securities and securities of health science companies. However, the Portfolio is permitted to invest 25% or more of its total assets in (i) the securities of issuers located in any one country and
(ii) securities denominated in the currency of any one country. Under normal market conditions, the Portfolio will hold securities of issuers in an least three countries.

Except for the fundamental investment restrictions and policies specifically identified above and enumerated in the Statement of Additional Information, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Directors of the Fund and the Trustees of the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. If any changes were made, the Fund might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in the Fund. Please refer to the Statement of Additional Information for further information regarding the investment policies and risks of the Fund and Portfolio.

ORGANIZATION OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------


The Fund is a Maryland corporation incorporated in November, 1984. THE DIRECTORS OF THE FUND ARE RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF ITS AFFAIRS. The Fund's authorized capital consists of one billion full and fractional shares of Common Stock, $.001 par value per share. When issued and outstanding, the shares are fully paid and nonassessable by the Fund and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Fund will only hold shareholder meetings when required by law; no annual meeting is required. The Fund formerly was named the Medical Research Investment Fund, Inc.


THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Fund, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Directors of the Fund believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Directors of the Fund have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Directors believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, affords the potential for economies of scale for the Fund and may over time result in lower expenses for the Fund (at least when Portfolio assets exceed certain asset levels).


In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110 (617) 482-8260.


Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Directors of the Fund determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Directors of the Fund determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Directors would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.

MANAGEMENT OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------

EATON VANCE MANAGEMENT ("EATON VANCE") ACTS AS THE SPONSOR AND MANAGER OF THE FUND AND AS THE ADMINISTRATOR OF THE PORTFOLIO. THE PORTFOLIO HAS ENGAGED MEHTA AND ISALY ASSET MANAGEMENT, INC. ("M&I"), LOCATED AT 41 MADISON AVENUE, 40TH FLOOR, NEW YORK, NEW YORK 10010-2202 AS ITS INVESTMENT ADVISER (THE "ADVISER"). M&I was incorporated in Delaware on February 24, 1989 and is principally owned by Samuel D. Isaly, who serves as the President of M&I. The Portfolio is the only investment company registered under the Investment Company Act of 1940 (the "1940 Act") advised by M&I, which formerly was named G/A Capital Management, Inc.


Investment decisions for the Portfolio are made by the portfolio manager, Samuel
D. Isaly. Mr. Isaly has been active in international and health care investing throughout his career, beginning at Chase Manhattan Bank in New York in 1968. He studied international economics, mathematics and econometrics at Princeton and the London School of Economics. His company, Gramercy Associates, was the first to develop an integrated worldwide system of analysis on the 100 leading worldwide pharmaceutical companies, with investment recommendations conveyed to 50 leading financial institutions in the United States and Europe beginning in 1982. Gramercy Associates was absorbed into S.G. Warburg & Company Inc. in 1986, where Mr. Isaly became a Senior Vice President. In July of 1989, Mr. Isaly joined with Mr. Viren Mehta to found the partnership of Mehta and Isaly. The operations of the combined effort are (1) to provide investment ideas to institutional investors on the subject of worldwide health care, (2) to undertake cross-border merger and acquisition projects in the industry and (3) to provide investment management services to selected investors. The latter activity is undertaken primarily through the legal entity Mehta and Isaly Asset Management, Inc., which is an investment advisory firm registered with the Securities and Exchange Commission.

For its services, M&I receives a fee computed daily and payable monthly at an annual rate of 1.00% of the Portfolio's average daily net assets up to $30 million of such assets, 0.90% of the next $20 million of such assets, and 0.75% on such assets in excess of $50 million. The fee rate declines for net assets of $500 million and greater. Beginning September 1, 1997, M&I may receive a performance based adjustment of up to .25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. For the fiscal year ended August 31, 1996, M&I received an advisory fee of 0.97% of average daily net assets, during which time assets were managed at the Fund level. M&I has agreed to pay the Principal Underwriter the equivalent of one-third of its advisory fee receipts out of M&I's own resources for the Principal Underwriter activities as placement agent of the Portfolio.

The Adviser furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. The Adviser places the portfolio securities transactions of the Portfolio with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, the Adviser may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions. The Fund, the Portfolio and M&I have adopted Codes of Ethics relating to personal securities transactions. The Codes permit M&I personnel to invest in securities (including securities that may be purchased or held by the Portfolio) for their own accounts, subject to certain restrictions and reporting procedures.

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with assets under management of over $17 billion. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

Eaton Vance, acting under the general supervision of the Boards of Directors of the Fund and of Trustees of the Portfolio, manages and administers the business affairs of the Fund and the Portfolio. Eaton Vance's services include monitoring and providing reports to the Directors of the Fund and the Trustees of the Portfolio concerning the investment performance achieved by the Adviser for the Portfolio, recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the transfer agent of the Fund and the custodian of the Portfolio, providing assistance in connection with Board and shareholders' meetings and other management and administrative services necessary to conduct the business of the Fund and the Portfolio. Eaton Vance also furnishes for the use of the Fund and the Portfolio office space and all necessary office facilities, equipment and personnel for managing and administering the business affairs of the Fund and the Portfolio. Eaton Vance does not provide any investment management or advisory services to the Portfolio or the Fund.

Under its management contract with the Fund, Eaton Vance receives a monthly management fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Fund up to $500 million, which fee declines at intervals above $500 million. Under its administration agreement with the Portfolio, Eaton Vance receives a monthly administration fee in the amont of 1/48 of 1% (equal to .25% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million.

The Fund and the Portfolio, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by the Adviser under the investment advisory agreement, Eaton Vance under the management contract or the administration agreement, or by the Principal Underwriter under the distribution agreement. Eaton Vance has agreed that through August 31, 1999, if the annual aggregate expenses of the Fund (excluding extraordinary expenses) exceed 2.00% of average daily net assets, then Eaton Vance will reduce its fees and take other actions to the extent required to reduce Fund expenses.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------

IN ADDITION TO MANAGEMENT FEES AND OTHER EXPENSES, THE FUND PAYS FOR CERTAIN EXPENSES PURSUANT TO A DISTRIBUTION PLAN (THE "PLAN") DESIGNED TO MEET THE REQUIREMENTS OF RULE 12B-1 UNDER THE 1940 ACT. The Plan provides that the Fund will pay a monthly distribution fee to the Principal Underwriter in an amount equal to 0.25% of its average daily net assets. The Principal Underwriter intends to use at least part of such fees to compensate Authorized Firms, including the Adviser, for personal services rendered to Fund shareholders and/or the maintenance of shareholder accounts. Aggregate payments to the Principal Underwriter under the Plan are limited to those permissible pursuant to a rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Principal Underwriter may realize a profit from these arrangements. If the Plan is terminated or not continued in effect, the Fund has no obligation to reimburse the Principal Underwriter for amounts expended by the Principal Underwriter in distributing shares of the Fund. For the fiscal year ended August 31, 1996, the Fund paid distribution fees to the prior distributor of the Fund representing 0.25% of the average daily net assets of the Fund.

VALUING FUND SHARES
--------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by IBT Fund Services (Canada) Inc. (as agent for the Fund) in the manner authorized by the Directors of the Fund. IBT Fund Services (Canada), Inc. is a subsidiary of Investors Bank & Trust ("IBT"), the Fund's and the Portfolio's custodian. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter.

The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT Fund Services (Canada) Inc. (as agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. Exchange traded equity securities generally are valued at their last sale price. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------

SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The Fund receives the net asset value, while the sales charge is divided between the Authorized Firm and the Principal Underwriter. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

The sales charge may vary depending on the size of the purchase and the number of shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention, Right of Accumulation, or various employee benefit plans are available from Authorized Firms or the Principal Underwriter.

The current sales charges and dealer commissions are:

                             SALES CHARGE      SALES CHARGE   DEALER COMMISSION
                         AS PERCENTAGE OF  AS PERCENTAGE OF    AS PERCENTAGE OF
AMOUNT OF PURCHASE        AMOUNT INVESTED    OFFERING PRICE      OFFERING PRICE
------------------        ---------------    --------------      --------------

Less than $100,000                  4.99%             4.75%               4.00%
$100,000 but less than $250,000     3.90              3.75                3.15
$250,000 but less than $500,000     2.83              2.75                2.30
$500,000 but less than $1,000,000   2.04              2.00                1.70
$1,000,000 or more                  0.00*             0.00*         See Below**

 *No sales charge is payable at the time of purchase on investments of $1 million or more. A contingent deferred sales charge ("CDSC") of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. Such purchases made before January 1, 1997 will be subject to a CDSC of 0.50% in the event of such redemptions.
**A commission on sales of $1 million or more will be paid as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts from $3 million but less than $5 million; plus 0.25% on amounts of $5 million or more. Purchases of $1 million or more will be aggregated over a 12-month period for purposes of determining the commission to be paid.

The Principal Underwriter may at times allow discounts up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the dealer commissions paid to Authorized Firms.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."

Shares of the Fund may be sold at net asset value to shareholders of the Fund who were shareholders on August 30, 1996 that have maintained their account until the subsequent purchase; current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to registered representatives and employees of Authorized Firms and to bank employees who refer customers to registered representatives of Authorized Firms; to officers and employees of IBT and the Transfer Agent; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Shares may also be issued at net asset value (1) in connection with the merger of an investment company with the Fund,
(2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with Eaton Vance provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") ("Eligible Plans") and "rabbi trusts." The Principal Underwriter may pay commissions to Authorized Firms who initiate and are responsible for purchases of shares of the Fund by Eligible Plans of up to 1.00% of the amount invested in such shares.


No sales charge is payable at the time of purchase where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance if the redemption occurred no more than 60 days prior to the purchase of Fund shares and the redeemed shares were subject to a sales charge. A CDSC of 0.50% will be imposed on such investments in the event of certain redemptions within 12 months of purchase and the Authorized Firm will be paid a commission on such sales of 0.50% of the amount invested.


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Manager, in exchange for Fund shares at the applicable public offering price as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities, but does not guarantee the best price available. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

    IN THE CASE OF BOOK ENTRY:

    Deliver through Depository Trust Co.
    Broker #2212
    Investors Bank & Trust Company
    For A/C EV Traditional Worldwide Health Sciences Fund, Inc.

    IN THE CASE OF PHYSICAL DELIVERY:


    Investors Bank & Trust Company
    Attention: EV Traditional Worldwide Health Sciences Fund, Inc. Physical Securities Processing Settlement Area
    89 South Street
    Boston, MA 02111


Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.


STATEMENT OF INTENTION AND ESCROW AGREEMENT. If the investor on an application, makes a Statement of Intention to invest a specified amount over a thirteen-month period, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to the investor's order. When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the investor's account.


If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by the Principal Underwriter or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.


If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by the Principal Underwriter. If at the time of the recomputation a firm other than the original firm is placing the orders, the adjustment will be made only on those shares purchased through the firm then handling the investor's account.


  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.


HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------


A SHAREHOLDER MAY REDEEM FUND SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per Fund share next computed after a redemption request is received in the proper form as described below.

REDEMPTION BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.

REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after the Principal Underwriter, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

Within seven days after receipt of a redemption request in good order by the Transfer Agent, the Fund will make payment in cash for the net asset value of the shares as of the date determined above and reduced by the amount of any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Fund, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

If shares were recently purchased, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. In addition, no account of less than $750 will be redeemed if the account size was below such amount on August 30, 1996 and no partial redemption since then has occurred.


If shares have been purchased at net asset value by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a CDSC of 1% will be imposed on such redemption. (Such purchases made before January 1, 1997 will be subject to a CDSC of 0.50% in the event of certain redemptions made within 12 months of purchase.) If shares have been purchased at net asset value because the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance (as described under "How to Buy Fund Shares") and are redeemed within 12 months of purchase, a CDSC of 0.50% will be imposed on such redemption. The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any distributions that have been reinvested in additional shares. In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate being charged. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC. The CDSC will be retained by the Principal Underwriter.


The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. If a shareholder reinvests redemption proceeds within a 60-day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege," the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing federal and state tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain investment plans, statements may be sent only quarterly.) THE LIFETIME INVESTING ACCOUNT PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to the Transfer Agent.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.


Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.


Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under federal income tax laws.


If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

Shares of the Fund currently may be exchanged for shares of any of the following funds: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds, on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Exchange offers are available only in states where shares of the fund being acquired may be legally sold.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve-month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

Shares of the Fund which are subject to a CDSC may be exchanged into any of the above funds without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon the redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.

The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

Shares of certain other funds for which Eaton Vance acts as investment adviser or administrator may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of shares, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Any such exchange is subject to any restrictions or qualifications set forth in the current prospectus of any such fund.


Telephone exchanges are accepted by the Transfer Agent provided that the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Traditional Worldwide Health Sciences Fund, Inc. may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from the shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

STATEMENT OF INTENTION: Purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges. See "How to Buy Fund Shares -- Statement of Intention and Escrow Agreement."

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges when the current market value of holdings (shares at current offering price) plus new purchases reaches $100,000 or more. Shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.


WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an amount specified by the shareholder. A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional shares would be disadvantageous because of the sales charge included in such purchases.


REINVESTMENT PRIVILEGE: A shareholder who has redeemed shares may reinvest any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in shares of the Fund, or, provided that the shares redeemed have been held for at least 60 days, in shares of any of the other funds offered by the Principal Underwriter subject to an initial sales charge, provided that the reinvestment is effected within 60 days after such redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the net asset value next determined following timely receipt of a written purchase order by the Principal Underwriter or by the fund the shares of which are to be purchased (or by such fund's transfer agent). The privilege is also available to shareholders of the Funds listed under "The Eaton Vance Exchange Privilege" who wish to reinvest such redemption proceeds in shares of the Fund. If a shareholder reinvests redemption proceeds within the 60-day period, the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired) within the period beginning 30 days before and ending 30 days after the date of the redemption, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.


TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the Principal Underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS. The Fund's present policy is to make (A) at least one distribution annually (normally in December) of all or substantially all of the investment income (if any) allocated to the Fund by the Portfolio (less the Fund's direct and allocated expenses), and (B) at least one distribution annually of all or substantially all of the net realized capital gains (if any) allocated to the Fund by the Portfolio (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the net asset value per share as of the close of business on the record date.

The net investment income consists of the Fund's allocated share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. The Portfolio's net investment income consists of all income accrued on the Portfolio's assets, less all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. The Fund's net realized capital gains, if any, consist of the net realized capital gains (if any) allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers.


TAXES. Distributions by the Fund which are derived from the Fund's allocated share of the Portfolio's net investment income, net short-term capital gains and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's distributions will generally not qualify for the dividends-received deduction for corporate shareholders.


Capital gains referred to in clause (B) above, if any, realized by the Portfolio and allocated to the Fund for the Fund's fiscal year, which ends on August 31, will usually be distributed by the Fund prior to the end of December. Distributions by the Fund of long-term capital gains allocated to the Fund by the Portfolio are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder.

If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The amount, timing and character of the Fund's distributions to shareholders may be affected by special tax rules governing the Portfolio's activities in options, futures and forward foreign currency exchange transactions or certain other investments.


Certain distributions, if declared by the Fund in October, November or December and paid the following January, will be taxable to shareholders as if received on December 31 of the year in which they are declared.


Sales charges paid upon a purchase of shares of the Fund cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund or of another fund pursuant to the Fund's reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.


The Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.


As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio does not pay federal income or excise taxes.


Income realized by the Portfolio from certain investments and allocated to the Fund may be subject to foreign income taxes, and the Fund may make an election under Section 853 of the Code that would allow shareholders to claim a credit or deduction on their federal income tax returns for (and treat as additional amounts distributed to them) their pro rata portion of the Fund's allocated share of qualified taxes paid by the Portfolio to foreign countries. This election may be made only if more than 50% of the assets of the Fund, including its allocable share of the Portfolio's assets, at the close of a taxable year consists of securities in foreign corporations. The Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the proportionate share of such taxes. The availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations.

The Fund will provide its shareholders annually with tax information notices and Forms 1099 to assist in the preparation of their federal and state tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax (if any) withheld by the Fund's Transfer Agent.


Shareholders should consult with their tax adviser concerning the applicability of state, local or other taxes to an investment in the Fund.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN. The Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (which includes the maximum sales charge) for specified periods, assuming reinvestment of all distributions. The Fund may also publish annual and cumulative total return figures from time to time. The Fund may use total return figures, together with comparisons with the Consumer Price Index, various domestic and foreign securities indices and performance studies prepared by independent organizations, in advertisements and in information furnished to present or prospective shareholders.

The Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on the net asset value per share would be lower if a sales charge were taken into account. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's total return may be in any future period. The Fund's investment results are based on many factors, including market conditions, the composition of the security holdings of the Portfolio and the operating expenses of the Fund and the Portfolio. Investment results also often reflect the risks associated with the particular investment objective and policies of the Fund and the Portfolio. Among others, these factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. If the expenses of the Fund or the Portfolio are allocated to Eaton Vance, the Fund's performance will be higher.

The following chart reflects the annual investment returns of the Fund for one-year periods ending August 31 and does not take into account any sales charge which investors may bear.


                   5 Year Average Annual Total Return -- 20.38%*
                  10 Year Average Annual Total Return -- 15.74%*

                    1985(1)                         0.80%
                    1986                           36.04%
                    1987                           19.81%
                    1988                          (25.30%)
                    1989                           31.32%
                    1990                           11.13%
                    1991                           30.61%
                    1992                           12.04%
                    1993                           21.37%
                    1994                            2.68%
                    1995                           38.13%
                    1996                           31.04%

(1) From the start of business, July 26, 1985, to August 31, 1985.
 *  Absent an expense reduction, the Fund would have had lower returns.

[logo]
EATON VANCE
--------------------
     Mutual Funds

EV TRADITIONAL

WORLDWIDE HEALTH

SCIENCES FUND, INC.



PROSPECTUS


FEBRUARY 1, 1997



EV TRADITIONAL WORLDWIDE
HEALTH SCIENCES FUND, INC.
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------
SPONSOR AND MANAGER OF EV TRADITIONAL WORLDWIDE HEALTH SCIENCES FUND, INC. ADMINISTRATOR OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

ADVISER OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
Mehta and Isaly Asset Management, Inc., 41 Madison Avenue,
New York, NY 10010-2202

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P., One Post Office Square, Boston, MA 02109

                                                                          T-HSP

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        February 1, 1997


                                EV TRADITIONAL
                     WORLDWIDE HEALTH SCIENCES FUND, INC.
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

                              TABLE OF CONTENTS                         Page
                                    PART I
Additional Information About Investment Policies ...................       1
Investment Restrictions ............................................       5
Management of the Fund and the Portfolio ...........................       6
Custodian ..........................................................       9
Service for Withdrawal .............................................       9
Determination of Net Asset Value ...................................       9
Investment Performance .............................................      10
Taxes ..............................................................      11
Portfolio Security Transactions ....................................      13
Other Information ..................................................      15
Appendix ...........................................................      16


                                   PART II
Fees and Expenses ..................................................     a-1
Board Members and Officers .........................................     a-2
Services for Accumulation ..........................................     a-3
Principal Underwriter ..............................................     a-4
Distribution Plan ..................................................     a-4
Performance Information ............................................     a-5
Control Persons and Principal Holders of Securities ................     a-5
Other Information ..................................................     a-5
Independent Accountants ............................................     a-5
Financial Statements ...............................................     a-6
Report of Independent Accountants ..................................     a-8

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED FEBRUARY 1, 1997, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER). THIS STATEMENT OF ADDITIONAL INFORMATION IS SOMETIMES REFERRED TO HEREIN AS THE "SAI." CAPITALIZED TERMS USED IN THIS SAI AND NOT OTHERWISE DEFINED HAVE THE MEANINGS GIVEN THEM IN THE FUND'S PROSPECTUS.

                     STATEMENT OF ADDITIONAL INFORMATION

                                    PART I

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

    The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.

Foreign Investments. Under normal market conditions, the Portfolio will invest in securities of issuers located in at least three different countries. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

Foreign Currency Transactions. Because investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and because assets of the Portfolio may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency. On spot transactions, foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Emerging Companies. The investment risk associated with emerging companies is higher than that normally associated with larger, older companies due to the greater business risks associated with small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger, more established ones. The securities of small companies are often traded only over-the-counter and may not be traded in the volumes typical of trading on a national securities exchange. As a result, in order to sell this type of holding, the Portfolio may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies which are often traded on a national securities exchange.

Currency Swaps. Currency swaps require maintenance of a segregated account described under "Asset Coverage for Derivative Investments" below. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Forward Foreign Currency Exchange Transactions. The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when management of the Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held by the Portfolio denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

Special Risks Associated With Currency Transactions. Transactions in forward contracts, as well as futures and options on foreign currencies, are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

    Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forward contracts, futures contracts and options. As a result, the available information on which the Portfolio's trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with securities and other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolio from responding to such events in a timely manner.

    Settlements of over-the-counter forward contracts or of the exercise of foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires parties to such contracts to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

    Unlike currency futures contracts and exchange-traded options, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the Securities and Exchange Commission (the "Commission"). To the contrary, such instruments are traded through financial institutions acting as market-makers. (Foreign currency options are also traded on the Philadelphia Stock Exchange subject to Commission regulation). In an over-the-counter trading environment, many of the protections associated with transactions on exchanges will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements associated with such option positions. Similarly, there is no limit on the amount of potential losses on forward contracts to which the Portfolio is a party.

    In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contacts, and the Portfolio may be unable to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. This in turn could limit the Portfolio's ability to realize profits or to reduce losses on open positions and could result in greater losses.

    Furthermore, over-the-counter transactions are not backed by the guarantee of an exchange's clearing corporation. The Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue its role as market-maker in a particular currency, thereby restricting the Portfolio's ability to enter into desired hedging transactions. The Portfolio will enter into over-the-counter transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

    The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the Options Clearing Corporation ("OCC"), which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures for exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


Risks Associated With Derivative Instruments. Entering into a derivative instrument involves a risk that the applicable market will move against the Portfolio's position and that the Portfolio will incur a loss. For derivative instruments other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Portfolio. Derivative instruments may sometimes increase or leverage the Portfolio's exposure to a particular market risk. Leverage enhances the Portfolio's exposure to the price volatility of derivative instruments it holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio assets. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses. The staff of the Commission takes the position that purchased OTC options, and assets used as cover for written OTC options, are subject to the Portfolio's 15% limit on illiquid investments. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price. The Portfolio's ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the extent to which the Portfolio may purchase and sell derivative instruments. The Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes. See "Taxes."


Limitations on Futures Contracts and Options. If the Portfolio has not complied with the 5% CFTC test set forth in the Fund's prospectus, to evidence its hedging intent, the Portfolio expects that, on 75% or more of the occasions on which it takes a long futures or option on futures position, it will have purchased or will be in the process of purchasing, equivalent amounts of related securities at the time when the futures or options position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures or options position may be terminated (or an option may expire) without a corresponding purchase of securities.

    The Portfolio may enter into futures contracts, and options on futures contracts, traded on an exchange regulated by the CFTC and on foreign exchanges, but, with respect to foreign exchange-traded futures contracts and options on such futures contracts, only if the Adviser determines that trading on each such foreign exchange does not subject the Portfolio to risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

    In order to hedge its current or anticipated portfolio positions, the Portfolio may use futures contracts on securities held in its Portfolio or on securities with characteristics similar to those of the securities held by the Portfolio. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the securities held by the Portfolio and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy.

    All call and put options on securities written by the Portfolio will be covered. This means that, in the case of call option, the Portfolio will own the securities subject to the call option or an offsetting call option so long as the call option is outstanding. In the case of a put option, the Portfolio will own an offsetting put option or will have deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. The Portfolio may only write a put option on a security that it intends to acquire for its investment portfolio.

Repurchase Agreements. Under a repurchase agreement the Portfolio buys a security at one price and simultaneously promise to sell that same security back to the seller at a higher price. At no time will the Portfolio commit more than 15% of its net assets to repurchase agreements which mature in more than seven days and other illiquid securities. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily.

Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio expects that it will enter into reverse repurchase agreements when it is able to invest the cash so acquired at a rate higher than the cost of the agreement, which would increase the income earned by the Portfolio. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

    When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect the Portfolio's net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.

    At all times that a reverse repurchase agreement is outstanding, the Portfolio will maintain cash or high grade liquid securities in a segregated account at its custodian bank with a value at least equal to its obligation under the agreement. Securities and other assets held in the segregated account may not be sold while the reverse repurchase agreement is outstanding, unless other suitable assets are substituted. While the Adviser does not consider reverse repurchase agreements to involve a traditional borrowing of money, reverse repurchase agreements will be included within the aggregate limitation on "borrowings" contained in the Portfolio's investment restriction (1) set forth below.

Portfolio Turnover. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective either by increasing income or by enhancing the Portfolio's net asset value. High portfolio turnover may also result in the realization of substantial net short-term capital gains. In order for the Fund to continue to qualify as a regulated investment company for federal tax purposes, less than 30% of the annual gross income of the Fund must be derived from the sale of securities (including its share of gains from the sale of securities held by the Portfolio) held for less than three months.

Lending Portfolio Securities. If the Adviser decides to make securities loans, the Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive a fee, or all or a portion of the interest on investment of the collateral. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The Portfolio would not have the right to vote any securities having voting rights during the existence of a loan, but could call the loan in anticipation of an important vote to be taken among holder of the securities or the giving or holding of their consent on a material matter affecting the investment. Securities lending involves administration expenses, including finders' fees. If the Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 1/3 of the Portfolio's total assets. Securities lending involves administrative expenses including finders' fees. As of the present time, the Trustees of the Portfolio have not made a determination to engage in this activity, and have no present intention of making such a determination during the current fiscal year.


Asset Coverage for Derivative Instruments. Transactions involving reverse repurchase agreements, currency swaps, the lending of Portfolio securities or forward contracts, futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash or liquid securities (such as readily marketable common stock and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. (Only the net obligations of a swap will be covered.) The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

    Assets used as cover or held in a segregated account maintained by the Fund's custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to segregated accounts or to cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


                           INVESTMENT RESTRICTIONS

    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund, present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly the Fund may not:

    (1) Borrow money or issue any senior securities except as permitted by the Investment Company Act of 1940;

    (2) Purchase any securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

    (3) Underwrite securities of other issuers;

    (4) Invest in real estate including interests in real estate limited partnerships (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

    (5) Purchase or sell commodities or commodity contacts with respect to physical commodities;

    (6) Make loans to any person, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities;

    (7) With respect to 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or invest in the securities of any issuer if as a result the Fund holds more than 10% of the outstanding voting securities of such issuer;

    (8) Sell securities short unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short; or

    (9) Invest in the securities of any one industry, except the medical research and health care industry (and except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result more than 25% of the Fund's total assets would be invested in the securities of such industry.


    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. Notwithstanding the investment policies and restrictions of the Portfolio, the Portfolio may invest part of its assets in another investment company consistent with the 1940 Act.


    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing numbered investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

    The Fund and the Portfolio have each adopted the following investment policies which may be changed without shareholder or investor approval. Neither the Fund nor the Portfolio may (i) invest more than 15% of its net assets in securities which are not readily marketable, including repurchase agreements with remaining maturities in excess of seven days and restricted securities. (Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of the Fund or Portfolio, or their delegate, determines to be liquid.);
(ii) invest in warrants if as a result more than 2% of the value of the Fund's or Portfolio's total assets would be invested in warrants which are not listed on a recognized stock exchange, or more than 5% of the Fund's or the Portfolio's total assets, as the case may be, would be invested in warrants regardless of whether listed on such exchanges; (iii) purchase or retain the securities of any issuer if to the knowledge of the Fund or Portfolio any officer, director or trustee of the Fund, the Portfolio or of its investment adviser own beneficially more than 1/2 of 1% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer; (iv) invest in companies for the purpose of exercising control or management; or (v) invest in or sell put options, call options, straddles, spreads or any combination thereof, except that the Fund may write covered call options or enter into closing purchase transactions and except that the Fund may enter into futures contracts and related options.

    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, other than a subsequent rating change below investment grade made by a rating service, will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Nevertheless, under normal market conditions the Fund and the Portfolio must take actions necessary to comply with its policy of investing at least 65% of total assets in equity securities of health science companies. Moreover, the Fund and the Portfolio must always be in compliance with its borrowing policy set forth below.

    Although permissible under the Fund's investment restrictions, the Fund has no present intention during the coming fiscal year to: borrow money; pledge its assets; or make loans to other persons.

                   MANAGEMENT OF THE FUND AND THE PORTFOLIO

    Eaton Vance acts as the sponsor and manager of the Fund and the administrator of the Portfolio. The Portfolio has engaged M&I as its investment adviser.

THE ADVISER
    As investment adviser to the Portfolio, the Adviser manages the Portfolio's investments, subject to the supervision of the Board of Trustees of the Portfolio. The Adviser is also responsible for effecting all security transactions on behalf of the Portfolio, including the allocation of principal transactions and portfolio brokerage and the negotiation of commissions. See "Portfolio Security Transactions." The advisory fee rate on average daily net assets is reduced to .70% on assets of $500 million but less than $1 billion, to
 .65% on assets of $1 billion but less than $1.5 billion, to .60% on assets of $1.5 billion but less than $2 billion, to .55% on assets of $2 billion but less than $3 billion and .50% on assets of $3 billion and over.

    The performance fee adjustment to the advisory fee is as follows: After 12 months, the basic advisory fee is subject to upward or downward adjustment depending upon whether, and to what extent, the investment performance of the Portfolio differs by at least one percentage point from the record of the Standard & Poor's Index of 500 Common Stocks over the same period. Each percentage point difference is multiplied by a performance adjustment rate of 0.025%. The maximum adjustment plus/minus is 0.25%. One twelfth (1/12) of this adjustment is applied each month to the average daily net assets of the Portfolio over the entire performance period. This adjustment shall be based on a rolling period of up to and including the most recent 36 months. Portfolio performance shall be total return as computed under Rule 482 under the Securities Act of 1933.


    The Portfolio's investment advisory agreement with the Adviser remains in effect until February 28, 1997; it may be continued indefinitely thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party or by vote of the majority of the outstanding voting securities of the Portfolio, and the agreement will terminate automatically in the event of its assignment. The agreement provides that the Adviser may render services to others. The agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement on the part of the Adviser, the Adviser shall not be liable to the Portfolio or to any shareholder for any act or omission in the course of or connected with rendering services or for any losses sustained in the purchase, holding or sale of any security.


MANAGER, SPONSOR AND ADMINISTRATOR
    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division, with a staff of approximately 30 professionals, covers stocks ranging from blue chip to emerging growth companies. Eaton Vance manages more than 150 mutual funds, as well as retirement plans, pension funds and endowments.

    See "Management of the Fund and the Portfolio" in the Prospectus for a description of the services Eaton Vance performs as the manager and sponsor of the Fund and the administrator of the Portfolio. Under Eaton Vance's management contract with the Fund and administration agreement with the Portfolio, Eaton Vance receives a monthly management fee from the Fund and a monthly administration fee from the Portfolio. Each fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Fund or the Portfolio throughout the month in each Category as indicated below:

                                                                     ANNUAL
 CATEGORY   AVERAGE DAILY NET ASSETS                               ASSET RATE
----------  ------------------------                               ----------
     1      less than $500 million ................................  0.25%
     2      $500 million but less than $1 billion .................  0.23333
     3      $1 billion but less than $1.5 billion .................  0.21667
     4      $1.5 billion but less than $2 billion .................  0.20
     5      $2 billion but less than $3 billion ...................  0.18333
     6      $3 billion and over ...................................  0.1667

    For the management fees that the Fund paid to Eaton Vance, see "Fees and Expenses" in Part II.


    Eaton Vance's management contract with the Fund and its administration agreement with the Portfolio will remain in effect from year to year, so long as such continuance is approved annually by the vote of a majority of the Board of the Fund or the Trustees of the Portfolio, as the case may be. Each agreement may be terminated at any time without penalty on sixty days' written notice by the relevant Board of either party thereto, or by a vote of a majority of the outstanding voting securities of the Fund or the Portfolio, as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of Eaton Vance's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or the Portfolio under such contract or agreement, Eaton Vance will not be liable to the Fund or the Portfolio for any loss incurred. Each agreement was initially approved by the Boards, including the non-interested members, of the Trust or the Portfolio.


    To the extent necessary to comply with U.S. tax law, Eaton Vance has employed IBT Trust Company (Cayman) Ltd. to serve as the sub-administrator of the Portfolio. The sub-administrator maintains the Portfolio's principal office and certain of its records and provides administrative assistance in connection with meetings of the Portfolio's Trustees and interestholders.

    The Fund and the Portfolio, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by an Adviser under the investment advisory agreement, by Eaton Vance under the management contract or the administration agreement, or by the Principal Underwriter under the distribution agreement. Such costs and expenses to be borne by each of the Fund or the Portfolio, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering under the securities laws; expenses of reports to shareholders and investors; proxy statements, and other expenses of shareholders' or investors' meetings; insurance premiums, printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Directors or Trustees not affiliated with Eaton Vance or an Adviser; distribution and service fees payable by the Fund under its Rule 12b-1 distribution plan; and investment advisory, management and administration fees. The Fund and the Portfolio, as the case may be, will also each bear expenses incurred in connection with any litigation in which the Fund or the Portfolio, as the case may be, is a party and any legal obligation to indemnify its respective officers and Directors or Trustees with respect thereto, to the extent not covered by insurance.


    Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G.L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes and Rowland and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers or officers and Directors of EVC and EV. As of January 1, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts and Messrs. Rowland and Faust owned 15% and 13%, respectively, of such voting trust receipts. Mr. Otis, who is an officer, Director or Trustee of the Fund and/or the Portfolio, is a member of the EVC, Eaton Vance, BMR and EV organizations. Messrs. Murphy, O'Connor, Richardson and Woodbury and Ms. Sanders are officers of the Fund and/or the Portfolio, and are also members of the Eaton Vance, BMR and/or EV organizations. Eaton Vance will receive the fees paid under the management agreement and its wholly-owned subsidiary, Eaton Vance Distributors, Inc., as Principal Underwriter, will receive its portion of the sales charge on shares of the Fund sold through investment dealers.


    EVC owns all of the stock of Energex Energy Corporation, which engages in oil and gas exploration and development. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC, BMR, Eaton Vance and EV may also enter into other businesses.

    Eaton Vance mutual funds are distributed by the Principal Underwriter both within the United States and offshore. The Principal Underwriter believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can provide you with tailored financial advice and help you decide when to buy, sell or persevere with your investments.

                                  CUSTODIAN


    IBT acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities of the Fund and all securities of the Portfolio purchased in the United States, and its subsidiary, IBT Fund Services (Canada) Inc., 1 First Canadian Place, King Street West, Toronto, Ontario, Canada, maintains the Fund's and the Portfolio's general ledger and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacities, IBT attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's and the Portfolio's respective investments, receives and disburses all funds, and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio, respectively.


    Portfolio securities, if any, purchased by the Portfolio in the U.S. are maintained in the custody of IBT or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are member of IBT's Global Custody Network, or foreign depositories used by such foreign banks and trust companies. Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees of the Portfolio in accordance with regulations under the 1940 Act.

    IBT charges fees which are competitive within the industry. These fees for the Portfolio relate to (1) custody services based upon a percentage of the market values of Portfolio securities; (2) bookkeeping and valuation services provided at an annual rate; (3) activity charges, primarily the result of the number of portfolio transactions; and (4) reimbursement of out-of-pocket expenses. These fees are then reduced by a credit for cash balances of the Portfolio at the custodian equal to 75% of the 91-day U.S. Treasury Bill auction rate applied to the Portfolio's average daily collected balances. The portion of the fee for the Fund related to bookkeeping and pricing services is based upon a percentage of the Fund's net assets and the portion of the fee related to financial statement preparation is a fixed amount. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or Portfolio and IBT under the 1940 Act.

    IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission for which it receives a separate fee.

                            SERVICE FOR WITHDRAWAL


    The Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services - Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, although they are a return of principal may require the recognition of taxable gain or loss. Income dividends and capital gain distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. Either the shareholder, the Fund's transfer agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.


                       DETERMINATION OF NET ASSET VALUE

    The net asset value per share is computed daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (the "Exchange"), which is currently 4:00 p.m., Eastern time, except that the net asset value will not be computed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Portfolio's net asset value also will be determined on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Portfolio is required to sell or redeem shares. The net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including any accrued interest and dividends receivable but not yet received) minus all liabilities (including accrued expenses) by the total number of Portfolio shares outstanding at such time.

    The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

    Generally, trading in the foreign securities owned by the Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Portfolio's share are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Portfolio will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange. The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represents that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals, which are to be effected on that day, will then be effected. Each investor's percentage of the aggregate interests in the Portfolio will then be recomputed as the percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the Exchange (normally 4:00 p.m., New York time), on such day plus or minus, as the case may be, that amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of such trading on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

                            INVESTMENT PERFORMANCE


    Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that all distributions are reinvested at net asset value on the reinvestment dates during the period, and either (i) the deduction of the maximum sales charge from the initial $1,000 purchase order or (ii) a complete redemption of the investment and, if applicable, the deduction of the CDSC at the end of the period.


    Total return may be compared to relevant indices, such as the Consumer Price Index and various domestic and foreign securities indices, such as the Standard & Poor's Index 500 Stock Index. In addition, the Fund's total return may be compared to indices available through Lipper Analytical Services, Inc. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including the other investment companies.

    Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations (e.g. Ibbotson Associates, Standard & Poor's Ratings Group, Merrill Lynch Private Client Group, Bloomberg, L.P., Dow Jones & Company, Inc., and the Federal Reserve Board) or included in various publications (e.g. The Wall Street Journal, Barron's and The Decade: Wealth of Investments in U.S. Stocks, Bonds, Bills & Inflation) reflecting the investment performance or return achieved by various classes and types of investments (e.g. common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks.

    Information about the portfolio allocation, portfolio turnover and holdings of the Portfolio may be included in advertisements and other material furnished to present and prospective shareholders. From time to time, evaluations of the Fund's performance or ranking of mutual funds (which include the Fund) made by independent sources (e.g., Lipper Analytical Services, Inc., CDA/Weisenberger and Morningstar, Inc.) may be used in advertisements and in information furnished to present or prospective shareholders. Information, charts and illustrations showing the effect of compounding interest or relating to inflation and taxes (including their effects on the dollar and the return on stocks and other investment vehicles) may also be included in advertisements and materials furnished to present and prospective investors.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

        - cost associated with aging parents;

        - funding a college education (including its actual and estimated cost);

        - health care expenses (including actual and projected expenses);

        - long-term disabilities (including the availability of, and coverage provided by, disability insurance); and

        - retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in equity securities. Such information may describe: the potential for growth; the performance of equities as compared to other investment vehicles; and the value of investing as early as possible and regularly, as well as staying invested. The benefits of investing in equity securities by means of a mutual fund may also be included (such benefits may include diversification, professional management and the variety of equity mutual fund products).

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in the Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    The Fund may provide investors with information on global investing, which may include descriptions, comparisons, charts and/or illustrations of: foreign and domestic equity market capitalizations; returns obtained by foreign and domestic securities; and the effects of globally diversifying an investment portfolio (including volatility analysis and performance information). Such information may be provided for a variety of countries over varying time periods.

    The Fund may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES

    See also "Distribution and Taxes" in the Fund's current Prospectus.

    The Fund intends to elect to be treated, and to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in accordance with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund was not taxed. Further, under current law, provided that the Fund qualifies as a RIC for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts or State of Maryland.

    Foreign exchange gains and losses realized by the Portfolio and allocated to the Fund in connection with the Portfolio's investments in foreign securities and certain options, futures or forward contracts or foreign currency may be treated as ordinary income and losses under special tax rules. Certain options, futures or forward contracts of the Portfolio may be required to be marked to market (i.e., treated as if closed out) on the last day of each taxable year, and any gain or loss realized with respect to these contracts may be required to be treated as 60% long-term and 40% short-term gain or loss. Positions of the Portfolio in securities and offsetting options, futures or forward contracts may be treated as "straddles" and be subject to other special rules that may, upon allocation of the Portfolio's income, gain or loss to the Fund, affect the amount, timing and character of the Fund's distributions to shareholders. Certain uses of foreign currency and foreign currency derivatives such as options, futures, forward contracts and swaps and investment by the Portfolio in certain "passive foreign investment companies" may be limited or a tax election may be made, if available, in order to preserve the Fund's qualification as a RIC or avoid imposition of a tax on the Fund.

    The Portfolio anticipates that it will be subject to foreign taxes on its income (including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets, taking into account its allocable share of the Portfolio's total assets, at the close of any taxable year of the Fund consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Portfolio and allocated to the Fund even though not actually received, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes deemed paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as separate category income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Portfolio and allocated to the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund does not make this election, it may deduct its allocated share of such taxes in computing its investment company taxable income.

    The Portfolio will allocate at least annually to the Fund and its other investors their respective distributive shares of any net investment income and net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year on certain options and futures transactions that are required to be marked-to-market). Such amounts will be distributed by the Fund to its shareholders in cash or additional shares, as they elect. Shareholders of the Fund will be advised of the nature of the distributions.

    Distributions by the Fund of the excess of net long-term capital gains over short-term capital losses earned by the Portfolio and allocated to the Fund, taking into account any capital loss carryforwards that may be available to the Fund in years after its first taxable year, are taxable to shareholders of the Fund as long-term capital gains, whether received in cash or in additional shares and regardless of the length of time their shares have been held. Certain distributions, if declared in October, November or December and paid the following January, will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    Any loss realized upon the redemption or exchange of shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. All or a portion of a loss realized upon a taxable disposition of Fund shares may be disallowed under "wash sale" rules if other Fund shares are purchased (whether through reinvestment of dividends or otherwise) within 30 days before or after the disposition. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

    The Fund will not be subject to Massachusetts or Maryland income, corporate excise or franchise taxation as long as it qualifies as a RIC under the Code.

    Special tax rules apply to Individual Retirement Accounts ("IRAs") and shareholders investing through IRAs should consult their tax advisers for more information. Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain certifications required by the Internal Revenue Service (the "IRS"), as well as shareholders with respect to whom the Fund has received notification from the IRS or a broker, may be subject to "backup" withholding of federal income tax from the Fund's taxable dividends and distributions and the proceeds of redemptions (including repurchases and exchanges) at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not describe many of the tax rules applicable to IRAs nor does it address the special tax rules applicable to certain other classes of investors, such as other retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to these or other special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions by the Portfolio, including the selection of the market and the broker-dealer firm, are made by the Adviser.

    The Adviser places the portfolio security transactions of the Portfolio and of certain other accounts managed by the Adviser for execution with many broker-dealer firms. The Adviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Portfolio and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the commission, if any. Transactions on stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Portfolio usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid by the Portfolio includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Adviser's other clients in part for providing brokerage and research services to the Adviser.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which it exercises investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive Research Services from broker-dealer firms with which the Adviser places the portfolio transactions of the Portfolio and from third parties with which these broker-dealers have arrangements. These Research Services may include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that the Adviser shall use its best efforts to seek to execute portfolio security transactions of the Portfolio at advantageous prices and at reasonably competitive commission rates or spreads, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom Portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. ("NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the Adviser or its affiliates. The Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Portfolio that the benefits available from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                              OTHER INFORMATION

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                                                                        Appendix
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EATON VANCE
--------------
  MUTUAL FUNDS

[medical graphic]


                                   EATON VANCE

                                WORLDWIDE HEALTH
                                 SCIENCES FUNDS

      Participate in the Accelerating Revolution in Global Health Sciences

                       EV TRADITIONAL WORLDWIDE HEALTH SCIENCES FUND ("A") EV MARATHON WORLDWIDE HEALTH SCIENCES FUND ("B")

[globe graphic]
                                   EATON VANCE
                     GLOBAL MANAGEMENT--GLOBAL DISTRIBUTION

[logo]
EATON VANCE
--------------
  MUTUAL FUNDS

THE CASE FOR HEALTH SCIENCES

THE ACCELERATING REVOLUTION

In no other discipline has innovation been more dramatic--or critical to human existence--than in the field of health sciences, which embraces both medical research and health care. Indeed, the health sciences industry is in the midst of a revolution that began in this century and is accelerating as we approach its close.

o The discovery of penicillin in the late 1920s was the catalyst for the modern health care revolution. That discovery fostered the realization that disease could be cured with drugs and was the foundation for today's multi-billion-dollar pharmaceutical industry.

o More recently, technological breakthroughs like computerized axial tomography (CAT scans), magnetic resonance imaging (MRI) and ultrasound have revolutionized diagnostic capabilities, while heart-lung machines, kidney dialysis and pacemakers are among the many devices that complement drugs and surgery in treating illness.

o The discovery of the structure of DNA and the cracking of the genetic code are perhaps the most notable breakthroughs. Not only have they produced exciting recombinant/cloning therapies, they have opened new research frontiers that are transforming health sciences even today.

o Today, all over the world, new drugs and treatments are in some stage of development. Within the next few years, we will witness some startling discoveries and, within many of our lifetimes, the health sciences industry will achieve breakthroughs, so revolutionary, that none of us now can even imagine.

 The large and small companies engaged in the pursuit of tomorrow's innovations (and those who invest in them) have the potential to profit handsomely.

--------------------------------------------------------------------------------
   THE HEALTH SCIENCES UNIVERSE

[medical graphic]

   The health sciences universe includes companies principally engaged in the development, production or distribution of products and services related to health care.

   Biotechnology: Companies producing or planning to produce diagnostic and therapeutic drugs using recombinant and molecular biology and rational drug design platforms to treat and cure diseases.

   Pharmaceuticals: Companies involved in large-scale, global discovery and development of innovative prescription drugs and diagnostics, over-the-counter products, delivery systems, nutrition, animal health and sometimes chemical and agricultural products.

[microscope graphic]

   Diagnostics: Companies that develop or maintain sophisticated diagnostic equipment such as CAT scanners and Magnetic Resonance Imaging, as well as urological and serological assays.

   Managed Health Care: Operations of investor-owned hospital chains (including acute care psychiatric hospitals), nursing centers, health maintenance organizations, and rehabilitation clinics which seek to deliver hospital care on an efficient cost basis.

   Medical Equipment and Supplies: Companies engaged in the manufacture of inpatient and outpatient medical (and dental), surgical, laboratory and diagnostic products (ranging from cotton swabs through kidney dialysis equipment to CAT scanners).

[beakers with solution graphic]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

WORLD DEMOGRAPHICS ARGUE FOR A
COMING EXPLOSION IN HEALTH CARE

The health sciences industry knows no borders or political frontiers. In the U.S. and the developed countries of Europe and Asia, as well as in emerging countries, demographics are at work that should push demand steadily upward.

IN THE MATURE ECONOMIES

The mature economies of the world house 14% of the earth's population, yet account for 80% of all health care expenditures. What's more, individuals over age 65 account for a substantially greater proportion of spending than younger age groups, and that trend should continue as the populations of the world's mature economies age.

Sources: PSMI International Data Bases; Central Intelligence Agency

o In 1900 in the U.S., for example, there were 3.1 million people age 65 or older. By 1993, there were 32.8 million, or 10 times as many.*

o In the U.S., the 75-and-over age group is growing at the fastest pace, soon to be replaced by those 85 and older. By the year 2050, it is projected that the over-85 population will exceed 18 million people.*

   * Source: U.S. Bureau of the Census

o The oldest of the "baby boomers" turned 50 in 1996. As this generation ages, its demand for health care and, hence, its health care expenditures, should escalate dramatically.

o Over the past two decades, health care expenditures have been increasing in many countries throughout the world. In the U.S., for example, heath care costs amounted to $884.2 billion in 1993, or 13.9% of Gross Domestic Product
   (GDP), compared to only 5.9% of GDP in 1965.

   Source: U.S. Department of Labor


                                  AGING AMERICA

                           Population Growth 1900-2050
                                  (in millions)

          85 and older   65 and older
1900           0.1            3.1
1920           0.2            4.9
1940           0.4            9.0
1960           0.9           16.7
1980           2.2           25.7
1990           3.0           30.0
2000           4.3           35.3
2010           5.7           40.1
2020           6.5           53.3
2030           8.4           70.2
2050          18.2           78.9

Source: U.S. Bureau of the Census



IN THE EMERGING ECONOMIES

o Presently, the emerging markets account for 86% of the world's population, but only 20% of global health care expenditures. But the potential lies in how much they WILL spend. Where the per capita spending per year is $270 in the west, it is only $15 in the emerging markets.

   Sources: PSMI International Data Bases; Central Intelligence Agency

o It is estimated that over 10% of the emerging market population -- a consumer group similar in size to the population of established economies -- can now afford western prices. And the percentage will surely increase as liberalization in these markets produces a growing middle class.

   Source: Mehta and Isaly

ADVANCES CREATE DEMAND

   Beyond demographics, the very innovations within the health sciences industry create demand for products and services that improve our quality of life in a highly cost-effective manner.

   For example, if you were diagnosed with a peptic ulcer, surgery was the accepted treatment. Then came Tagamet(TM), Zantac(TM) and Prilosec(TM). Today, ulcers are more treatable than the common cold. (According to the August 5, 1996 edition of FORTUNE, Zantac(TM) is the most successful drug ever produced, generating over $27 billion in worldwide sales since it was introduced in 1981.)

   There are numerous unmet needs that the health sciences industry will seek to answer in the future.

[Beakers with solutions graphic]

HISTORY OF STRONG PERFORMANCE

Although past performance cannot guarantee future results, over the past 10 years, the health and biotechnology sector has outperformed both the Standard & Poor's 500 Index and the Morgan Stanley Capital International Index.


                         A HISTORY OF STRONG PERFORMANCE

                    HEALTH/BIOTECH FUNDS VERSUS WORLD MARKETS
                       Growth of $100, 12/31/85 - 6/30/96

                MSCI                 S&P          LIPPER HEALTH/
             WORLD INDEX             500          BIOTECH FUNDS
1986          100               100                 100
1987          142.800003        118.660004          116.599998
1988          166.729996        124.900002          117.650002
1989          206.669998        145.639999          132.160004
1990          242.210007        191.800003          191.080002
1991          202.199997        185.850006          232.880005
1992          240.550003        242.479996          398.51001
1993          229.339996        260.959991          329.130005
1994          284.440002        276.380005          344.709991
1995          312.170013        319.399994          422.700012
1996          376.820007        421.929993          611.02002

Sources: Lipper Analytical Services, Inc.; Standard & Poor's; MSCI.


The Lipper Health/Biotechnology Funds Average is composed of open-end mutual funds that invest at least 65% of their equity portfolios in shares of companies engaged in health care, medicine and biotechnology. The Standard & Poor's 500 Composite Index is an unmanaged index of 500 capitalization-weighted common stocks and is commonly used as a measure of U.S. stock market performance. The Morgan Stanley Capital International World Index is an unmanaged, capitalization-weighted index composed of a sample of companies representative of the market structure of 22 world markets, including the U.S., which are generally open to foreign investments.

NOW EATON VANCE OFFERS YOU AN EASY, AFFORDABLE WAY TO PARTICIPATE IN THE GROWTH POTENTIAL OF HEALTH SCIENCES ... THE EV WORLDWIDE HEALTH SCIENCES FUNDS.

THE CASE FOR
EV WORLDWIDE HEALTH SCIENCES FUNDS

INVESTMENT OBJECTIVE

The objective of the Eaton Vance Worldwide Health Sciences Funds is long-term capital growth. The Funds seek to achieve their objective by investing in the Worldwide Health Sciences Portfolio* (the "Portfolio"). The Portfolio is a diversified, open-end investment company having the same investment objective as the Funds.

* Formerly the Medical Research Investment Fund, Inc.

INVESTMENT STRATEGY

Recognizing that health sciences is truly a global industry and that knowledge is not confined to any one region, the Funds' adviser, Mehta and Isaly Asset Management, Inc., takes a worldwide investment perspective. Its current investment strategy is...

o  All investments are selected for their long-term potential.

o Generally, between 20% and 40% of the Portfolio assets are invested in 10 to 15 major pharmaceutical companies with market capitalizations greater than $2 billion. The selection of major companies is based on potential to increase market share.

o The remaining 60% to 80% of assets are invested in 15 to 20 smaller biotechnology and speciality health care companies. Selection is based on Portfolio potential to achieve above-average growth.

o Portfolio holdings are distributed between the United States, Europe and the Far East, which includes Australia.

o  The goal is to achieve a high level of capital growth with controlled risk.


--------------------------------------------------------------------------------
                   GEOGRAPHICAL ALLOCATION OF PORTFOLIO ASSETS
                                  AS OF 7/31/96

                   WORLDWIDE                            DATASTREAM WORLD
             HEALTH SCIENCES PORTFOLIO                PHARMACEUTICALS INDEX

                  BIG CAP 42%*                               BIG CAP 94%*
FAR EAST              36%                              FAR EAST        29%
AMERICAS              16%                              AMERICAS        36%
EUROPE                48%                              EUROPE          35%

                SMALLER CAP 56%                             SMALLER CAP 6%

FAR EAST              25%                              FAR EAST        27%
AMERICAS              48%                              AMERICAS        13%
EUROPE                27%                              EUROPE          60%

CASH: 2%

* market capitalization of $2 billion or more

In assembling the Portfolio, The Funds' adviser has focussed on smaller cap companies, which account for two-thirds of all research being undertaken in the worldwide health sciences industry. This weighting contrasts sharply with the makeup of the Datastream World Pharmaceuticals Index, whose composition includes 94% large cap companies.

Source: Datastream; Mehta and Isaly
--------------------------------------------------------------------------------


INVESTMENT UNIVERSE

According to a 1993 study by Hoffmann-La Roche (which the Funds' adviser believes is the most current), the 20 largest research and development companies in the world, with market capitalizations of $2 billion and up, had about 1,100 drugs in various stages of research. The small firms, of which there are hundreds, had over 2,300 drugs in research. In other words, the smaller companies are undertaking over two-thirds of the scientific research, and, in the opinion of the Funds' adviser, this is where there is the greatest potential for dramatic appreciation on investment.

FIRMS ARE EVALUATED DIFFERENTLY

o THE LARGE COMPANIES: Here, the Funds' adviser looks for future increase in market share, which correlates well with the stock price.

o THE SMALLER COMPANIES: Here the focus is to look for "promise," -- for truly innovate therapies that go beyond treating just the symptoms. The realization of such promise will determine a company's future market share and so, just as with the larger firms, will determine its future earnings and stock price.

All the new compounds (drugs) that will be on the market in the year 2000 are in development now, and the Funds' investment adviser believes it knows about each through its extensive investment research activities.

[hand holding test tube graphic]

THE CASE FOR
MEHTA AND ISALY ASSET MANAGEMENT, INC.

Mehta and Isaly Asset Management, Inc. (formerly G/A Capital Management, Inc.), a New York-based investment advisory company founded in 1989, brings a unique combination of scientific and financial expertise to the management of the Funds. The firm includes 10 professional and 5 support staff who specialize in pharmaceutical, biotechnology and health care analysis with a global perspective.

At least four important differences distinguish Mehta and Isaly from other investment management firms.

o First, all 10 professionals are analysts. The Funds' Portfolio averages 30 holdings at any one time. Probably no other management company has such a high ratio of analysts to portfolio holdings.

o Second, four of the analysts hold Ph.D. degrees in scientific disciplines. This means they are able to evaluate the viability of drugs and technologies under development in the biotech sector.

o Third, analysts cover the health sciences industry from a global perspective. This enables the firm to "buy the best there is," wherever it is. Every portfolio acquisition is examined in a worldwide, not a country-by-country, perspective.

o Fourth, the Portfolio is managed to remain fully invested. Reason:there are always exciting opportunities; the question is which ones, and at which time, will best serve the Portfolio's objective?

In addition to serving as investment adviser to the Funds, Mehta and Isaly provides advice to 15 pharmaceutical companies worldwide and 80 institutional investors in the U.S., Europe and Japan. Total assets under management are over $250 million.

HOW THE ADVISER SEEKS TO CONTROL RISK

In Mehta and Isaly's view, there are two principal forms of risk associated with investment in health sciences:technological risk and financial risk.

While there is a large component of chance in technological risk, (i.e., assessing the viability of products, therapies and technologies under development) the firm strives to reduce that risk by carrying out an intensive valuation process. This is where the team of scientific analysts proves invaluable.

Mehta and Isaly focuses on 11 smaller-company research and therapeutic subsectors. Then, working across the global spectrum of firms engaged in the same pursuits, it evaluates competition, market potential and probabilities of achieving a major breakthrough.

In addition, Mehta and Isaly seeks to control financial risk by diversifying the Portfolio both geographically and by market capitalization, as well as thorough painstaking financial analysis and field trips to targeted Portfolio companies.


--------------------------------------------------------------------------------
  HOW PORTFOLIO HOLDINGS ARE SELECTED

  1) Mehta and Isaly keeps 300 companies on computer file
     o 200 based in United States
     o 100 based in Europe and Far East
  2) Staff does initial screening on products and valuation
  3) 200 companies are chosen for firm's assignment list
     o Staff meets with company management
     o Acquires in-depth perspective
     o Does valuation screens
     o Evaluates products and therapies
     o Assesses markets
     o Determines financial position
  4) List is further narrowed to 100 companies
     o Intensive contact with management
  5) 25 to 30 companies are selected for Portfolio
     o Staff closely monitors each one
--------------------------------------------------------------------------------


ABOUT EATON VANCE

With a history that dates to 1924, Eaton Vance is a Boston-based investment management firm. The company serves as the Funds' sponsor and administrator. Eaton Vance features...

o  Over seven decades of investment management expertise in U.S. equities

o More than 25 professionals specializing in security analysis and equity management

o  Over $17 billion in assets under management

o More than 150 mutual funds, as well as retirement plans, pension funds and endowments

ABOUT RISK

Eaton Vance and Mehta and Isaly believe opportunities for long-term growth of capital are excellent for many health sciences companies. The Funds, however, should not be considered a complete investment program due to lack of industry diversification.

The health sciences industry generally is subject to substantial government regulation. Accordingly, changes in government policies or regulation could have a material effect on the demand for products and services offered by health science companies and, therefore, could affect the performance of the Funds. Enforcement of intellectual property laws will effect the value of many companies. It should be recognized that foreign securities and markets in which the Portfolio invests pose different and greater risks than those customarily associated with domestic securities and their markets. Furthermore, investors should consider other risks associated with a portfolio which contains international securities, including fluctuations in foreign currency exchange rates and political and economic instability. In addition, the Portfolio may invest up to 20% of its total assets in below investment grade securities and up to 100% of its assets in the securities of emerging companies. Emerging companies, especially foreign emerging companies, may not be as liquid as larger domestic companies. The net asset value of Fund shares will fluctuate over time and investors may experience losses.

SHAREHOLDER SERVICES

o  Investment minimum, $1,000; subsequent investments of $50 or more.

o  Reinvest fund distributions automatically.

o Free exchange of your shares for those of other Eaton Vance Funds (with the same distribution plan) with the ease of a phone call. The exchange privilege may be changed or discontinued at any time.

o Bank draft investing for automatic monthly or quarterly investments from a checking account.

o Tax-sheltered retirement plans. Purchase shares of the Funds in an Individual Retirement Account, 401(k) Plan, Pension or Profit-Sharing Plan or a 403(b) Retirement Plan.

o Systematic withdrawal plans for automatic periodic withdrawals from a fund account.

Withdrawals from Marathon Fund outside an allowed systematic withdrawal plan may be subject to a contingent deferred sales charge. See prospectus for details.

IT PAYS TO SEEK PROFESSIONAL ADVICE

You have crucial investment goals -- your children's education, a comfortable retirement, financial independence. Or all three. Meeting those goals requires time, objectivity and investment savvy. Most people do not hesitate to consult a professional for advice in other important areas of their lives. With your financial future at stake, why not seek the help of a professional investment representative! Before making an investment recommendation, your representative can help you carefully consider --

o  your short- and long-term financial goals

o  your tolerance for investment risk

o  your investment time frame

o  the other investments you may already own

Your investment representative is knowledgeable about financial markets, as well as the wide range of investment opportunities available. Your representative can help you decide when to buy, sell or persevere with your investments. With your professional investment representative, you have someone you can depend on for tailored financial advice -- today, and during the years to come.

Take a closer look at the Eaton Vance Worldwide Health Sciences Funds. We think you'll agree they represent an exciting global investment opportunity. Your professional investment adviser and Eaton Vance are there to help you capture the growth potential of the world's health sciences industry.

For more complete information about EV Marathon Worldwide Health Siences Fund, EV Traditional Worldwide Health Sciences Fund or any other Eaton Vance fund, including distribution plans, charges and expenses, please write or call your financial adviser for a prospectus(es). Read the prospectus(es) carefully before you invest or send money. The Funds' objective and certain policies are nonfundamental and may be changed without shareholder approval. The Funds are intended for long-term investors and are not meant to be a complete investment program.

Ask your investment adviser how EV Marathon Worldwide Health Sciences Fund or EV Traditional Worldwide Health Sciences Fund, Inc. might fit into your portfolio.

[logo]
EATON VANCE
--------------
  MUTUAL FUNDS

(C) 1996 EATON VANCE DISTRIBUTORS. INC., 24 Federal Street, Boston, MA 02110

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV TRADITIONAL WORLDWIDE HEALTH SCIENCES FUND, INC.

                              FEES AND EXPENSES


    Through August 31, 1996, the Fund invested directly in securities rather than investing in the Portfolio. In addition, some current service providers and some fee rates differ from the providers and rates in effect prior to August 31, 1996.


ADVISER
     During the fiscal years ended August 31, 1996 and 1995, the Fund paid the Adviser $350,234 and $138,826, respectively, in advisory fees. The Adviser received advisory fees of $121,553 during the fiscal year ended August 31, 1994 and pursuant to the expense limitation previously in effect, the Adviser reimbursed $16,868 during such period.

MANAGER AND ADMINISTRATOR
    The prior administrator (manager) of the Fund was paid $114,411 and $58,707, respectively, for its services during the fiscal years ended August 31, 1996 and 1995.


DISTRIBUTION PLAN
    Pursuant to the Distribution Plan in effect during the fiscal years ended August 31, 1996, the Fund paid $90,449 in 12b-1 fees to the prior distributor.


PRINCIPAL UNDERWRITER
    The Fund has authorized EVD to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by EVD. EVD estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. No fees have been paid to date.

BROKERAGE
    During the fiscal years ended August 31, 1996, 1995, and 1994, the Fund paid $184,676, $29,541 and $40,651, respectively, in brokerage commissions.

DIRECTORS AND TRUSTEES
    The fees and expenses of those Directors of the Fund and Trustees of the Portfolio who are not members of the Eaton Vance organization (the noninterested Directors and Trustees) are paid by the Fund and the Portfolio, respectively. (Board members who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) For the fiscal year ending August 31, 1997, it is estimated that the noninterested Directors and Trustees of the Fund and the Portfolio will receive the following compensation in such capacities, and during the year ended September 30, 1996, the noninterested Directors of the Fund and Trustees of the Portfolio earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                          ESTIMATED       ESTIMATED
                          AGGREGATE       AGGREGATE       TOTAL COMPENSATION
                         COMPENSATION    COMPENSATION       FROM TRUST AND
NAME                      FROM FUND     FROM PORTFOLIO       FUND COMPLEX
----                      ---------     --------------       ------------
Donald R. Dwight .......     $88             $256              $142,500(2)
Samuel L. Hayes, III ...      79              325               153,750(3)
Norton H. Reamer .......      78              305               142,500
John L. Thorndike ......      82              338               147,500
Jack L. Treynor ........      88              318               147,500
----------
(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $42,500 of deferred compensation.
(3) Includes $37,500 of deferred compensation.

    For the year ending August 31, 1996, the Directors of the Fund were Dr. John J. Maggio, Philip C. Smith and Dr. Eugene E. Weise, and their combined fees paid or accrued for such year were $4,250.

                          BOARD MEMBERS AND OFFICERS


    Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Board Member and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Fund's sponsor and manager, Eaton Vance Management ("Eaton Vance"); of Eaton Vance's wholly-owned subsidiary, Boston Management and Research ("BMR"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Board Members who are "interested persons" of the Fund, as defined in the 1940 Act by virtue of their affiliation with Eaton Vance, BMR, M&I, EVC or EV, are indicated by an asterisk(*).


                      OFFICERS AND DIRECTORS OF THE FUND


JAMES B. HAWKES (55), President and Director*
President and Chief Executive Officer of Eaton Vance, BMR, EVC and EV, and a
  Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.


DONALD R. DWIGHT (65), Director
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (61), Director
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02163

NORTON H. REAMER (61), Director
President and Director, United Asset Management Corporation, (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (70), Director
Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (66), Director
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

OFFICERS

JAMES L. O'CONNOR (51), Treasurer
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (65), Secretary
Vice President and Secretary of Eaton Vance, BMR, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (61), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.


A. JOHN MURPHY (34), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on March 27, 1995.

ERIC G. WOODBURY (39), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust on June 19, 1995.


                    OFFICERS AND TRUSTEES OF THE PORTFOLIO

    The Trustees and officers of the Portfolio are identical to the Directors and officers of the Fund, except for the following additional officer of the
Portfolio:

SAMUEL D. ISALY  (51), Vice President
President of Mehta and Isaly Asset Management, Inc. since 1989; Senior Vice
  President of S.G. Warburg & Co., Inc. from 1986 through 1989; and President of Gramercy Associates, a health care industry consulting firm, from 1983 through 1986.
Address: Mehta and Isaly Asset Management, Inc., 41 Madison Avenue, 40th
  Floor, New York, NY 10010-2202

    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of the Fund and Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board concerning (i) all contractual arrangements with service providers to the Fund or Portfolio, including administrative services, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or Portfolio or its shareholders or interestholders.

    The Nominating Committee is comprised of four Directors who are not "interested persons" as that term is defined under the Investment Company Act of 1940 ("noninterested Directors"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Director of the Fund. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Director and to assure that at least a majority of the Board of Directors is independent of Eaton Vance and its affiliates.


    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Directors. The Audit Committee's functions include making recommendations to the Board of Directors regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Fund.

    Directors of the Fund who are not affiliated with an Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Directors" Plan"). Under the Directors' Plan, an eligible Director may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Directors under the Directors' Plan will be determined based upon the performance of such investments. Deferral of Directors' fees in accordance with the Directors' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Director or obligate the Fund to pay any particular level of compensation to the Director. Neither the Portfolio nor the Fund has a retirement plan for its Trustees.


                          SERVICES FOR ACCUMULATION


    The following services are voluntary, involve no extra charge, other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.

    INTENDED QUANTITY INVESTMENT -- STATEMENT OF INTENTION.If it is anticipated that $100,000 or more of Fund shares and shares of the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the Prospectus will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under the Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made accordingly. For sales charges and other information on quantity purchases, see "How to Buy Fund Shares" in the Prospectus. Any investor considering signing a Statement of Intention should read it carefully.

    RIGHT OF ACCUMULATION -- CUMULATIVE QUANTITY DISCOUNT.The applicable sales charge level for the purchase of shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his or her account(s) in the Fund and in the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the Prospectus. The sales charge on the shares being purchase will then be at the rate applicable to the aggregate amount. For example, if the shareholder owned shares valued at $80,000 and purchased an additional $20,000 of shares, the sales charge for the $20,000 purchase would be at the rate of 3.75% of the offering price (3.90% of the net amount invested), which is the rate applicable to single transactions of $100,000. For sales charges on quantity purchases, see "How to Buy Fund Shares" in the Prospectus. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level.

    For any such discount to be made available, at the time of purchase a purchaser or any Authorized Firm which has an agreement with the Principal Underwriter must provide the Principal Underwriter (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.


                            PRINCIPAL UNDERWRITER


    Shares of the Fund may be continuously purchased at the public offering price through Authorized Firms which have agreements with the Principal Underwriter. The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage sales charge depending upon the amount of purchase as indicated by the sales charge table set forth in the Prospectus. Such table is applicable to purchases of shares alone or in combination with purchases of certain other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or her or their own account; and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of shares, alone or in combination with purchases of any of the other funds offered by the Principal Underwriter through one dealer aggregating $100,000 or more made by any of the persons enumerated above within a thirteen-month period starting with the first purchase pursuant to a written Statement of Intention, in the form provided by the Principal Underwriter, which includes provisions for a price adjustment depending upon the amount actually purchased within such period (a purchase not made pursuant to such Statement may be included thereunder is the Statement if filed within 90 days of such purchase); or (2) purchases of shares pursuant to the Right of Accumulation and declared as such at the time of purchase.

    Subject to the applicable provisions of the 1940 Act, the Fund may issue shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Fund. Normally no sales charges will be paid in connection with an exchange of shares for the assets of such investment company.

    Shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Fund, the Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director, trustee or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Shares may also be sold at net asset value to registered representatives and employees of certain investment dealers and to such person's spouses and children under the age of 21 and their beneficial accounts.


    The Fund reserves the right to suspend or limit the offering of shares to the public at any time.


    The Principal Underwriter acts as principal in selling shares of the Fund under the distribution agreement with the Fund. The distribution agreement is renewable annually by the Fund's Board of Directors (including a majority of its Directors who are not interested persons of the Principal Underwriter or the
Fund), may be terminated on six months' notice by either party, and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. See "How to Buy Fund Shares" in the Prospectus for the discounts allowed to Authorized Firms. The Principal Underwriter may allow, upon notice to all Authorized Firms, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.


                              DISTRIBUTION PLAN


    As described in the Prospectus, in addition to the fees and expenses described herein, the Fund finances distribution activities and bears expenses associated with the distribution of its shares pursuant to a distribution plan (the "Plan") designed to meet the requirements of Rule 12b-1 under the 1940 Act.

    Pursuant to such Rule, the Plan has been approved by the Board of Directors of the Fund (including a majority of those Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan). Under the Plan, the President or a Vice President of the Fund shall provide to the Directors for their review, and the Directors shall review at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan remains in effect from year to year provided such continuance is approved at least annually by a vote of the Board of Directors and by a majority of those Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time by vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or by a vote of a majority of the outstanding voting securities of the Fund. If the Plan is terminated or not continued in effect, the Fund has no obligation to reimburse the Principal Underwriter for amounts expended by the Principal Underwriter in distributing shares of the Fund. So long as the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Fund shall be committed to the discretion of the Directors who are not such interested persons. The Directors have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

    The Plan is intended to compensate the Principal Underwriter for its distribution services to the Fund by paying the Principal Underwriter monthly distribution fees in connection with the sale of shares of the Fund.


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in shares of the Fund covering the ten-, five- and one-year periods ended August 31, 1996.

                                                  VALUE OF A $1,000 INVESTMENT
                                                                              TOTAL RETURN                   TOTAL RETURN
                                                                           EXCLUDING MAXIMUM               INCLUDING MAXIMUM
                                                        VALUE OF              SALES CHARGE                   SALES CHARGE
     INVESTMENT        INVESTMENT      AMOUNT OF       INVESTMENT     ----------------------------    ---------------------------
      PERIOD*             DATE        INVESTMENT**     ON 8/31/96      CUMULATIVE      ANNUALIZED      CUMULATIVE     ANNUALIZED
---------------------------------------------------------------------------------------------------------------------------------
10 Years Ended
8/31/96                 8/31/86         $952.54        $4,106.97        331.16%          15.74%         310.70%         15.17%
5 Years Ended
8/31/96                 8/31/91         $952.25        $2,406.83        152.75%          20.38%         140.68%         19.20%
1 Year Ended
8/31/96                 8/31/95         $952.40        $1,248.04         31.04%          31.04%          24.80%         24.80%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

 *Absent an expense reduction, performance would have been lower.
**Initial investment less current maximum sales charge of 4.75%.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of October 31, 1996, the current Directors and officers of the Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1996, to the knowledge of the Fund, no person owns of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION


    The Fund was incorporated in Maryland on November 7, 1984. On August 30, 1996, the Fund changed its name from Medical Research Investment Fund, Inc.

                           INDEPENDENT ACCOUNTANTS


    For the fiscal year ending August 31, 1996 and the audit of the Fund for such year, Tait, Weller & Baker, Two Penn Center Plaza, Suite 700, Philadelphia, Pennsylvania, has served as the Fund's independent accountants. For future fiscal periods, Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts, will be the independent accountants of the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission. Coopers & Lybrand Chartered Accountants, Toronto, Canada, are the independent accountants for the Portfolio.

                             FINANCIAL STATEMENTS


    At the time of the audit of the Portfolio, its name was Global Health Sciences Portfolio. The financial statements of the Fund, which are included in the Fund's Annual Report to Shareholders dated August 31, 1996, are incorporated by reference into this SAI and have been so incorporated in reliance on the report of Tait, Weller & Baker, independent certified public accountants, as experts in accounting and auditing.

                       GLOBAL HEALTH SCIENCES PORTFOLIO

                     STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 3, 1996
ASSETS:
    Cash ..................................................         $100,010
    Deferred organization expenses ........................           12,000
                                                                    --------
        Total assets ......................................         $112,010

LIABILITIES:
    Accrued organization expenses .........................           12,000
                                                                    --------
NET ASSETS ................................................         $100,010
                                                                    ========

NOTES:
(1) Global Health Sciences Portfolio (the "Portfolio") was organized as a New York Trust on March 26, 1996 and has been inactive since that date, except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of interests therein at the purchase price of $100,000 to Boston Management & Research and the sale of interest therein at the purchase price of $10 to Eaton Vance Management (the "Initial Interests").

(2) Organization expenses are being deferred and will be amortized on a straight-line basis over a period not to exceed five years, commencing on the effective date of the Portfolio's initial offering of its interests. The amount paid by the Portfolio on any withdrawal by the holders of the Initial Interests of any of the respective Initial Interests will be reduced by a portion of any unamortized organization expenses, determined by the proportion of the amount of the Initial Interests withdrawn to the Initial Interests then outstanding.

(3) At 4:00 p.m., New York City time, on each business day of the Portfolio, the value of an investor's interest in the Portfolio is equal to the product of
    (i) the aggregate net asset value of the Portfolio multiplied by (ii) the percentage representing that investor's share of the aggregate interest in the Portfolio effective for that day.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
Global Health Sciences Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Health Sciences Portfolio (a New York Trust) as of June 3, 1996. This financial statement is the responsibility of the Portfolio's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Global Health Sciences Portfolio as of June 3, 1996, in conformity with generally accepted accounting principles.

                                      /s/Coopers & Lybrand Chartered Accountants
                                         ---------------------------------------
                                         Coopers & Lybrand Chartered Accountants

Toronto, Ontario
June 21, 1996

EV Traditional
Worldwide Health
Sciences Fund, Inc.

[LOGO:HOUSE]

[PHOTO OF MOUNTAIN AND BOATS OMITTED]

Annual

Shareholder Report

August 31, 1996



To Shareholders

We are happy to welcome shareholders of EV Traditional Worldwide Health Sciences Fund with this first annual report, capping a most successful year. In August, the shareholders of Medical Research Investment Fund approved the conversion of the Fund to a Hub-and-Spoke structure and engaged Eaton Vance Management as the Fund's administrator and Eaton Vance Distributors as the Fund's distributor. Founded in 1924, Eaton Vance currently manages more than $17 billion in more than 150 mutual funds. As part of the Eaton Vance family, the Fund's shareholders will have expanded exchange options with access to the entire range of Eaton Vance funds, including domestic and global equity funds as well as a wide range of fixed income products.

Samuel D. Isaly and Mehta and Isaly Asset Management, the Fund's portfolio manager and investment adviser, respectively, since 1989, will continue to fulfill these responsibilities.

EV Traditional Worldwide Health Sciences Fund: Another year of stellar performance ...

For the year ended August 31, 1996, the Fund had a total return of 31.0%. That performance was the result of a rise in net asset value per share from $23.41 to $27.08 (before giving effect to the 100% stock dividend on September 23, 1996), and the reinvestment of $2.80 in capital gains distributions. By comparison, the S&P 500* - an unmanaged index of U.S. common stocks - rose 18.7% during the same period.

* It is not possible to invest directly in the Index.*

Morningstar gives the Fund its
coveted five-star rating ...

Reflecting the Fund's fine long-term performance, Morningstar - the nation's leading mutual fund rating service - gave the Medical Research Investment Fund (prior to its name change) its overall five-star rating for the period ending August 31, 1996. The Fund also earned a five-star rating for the five-year period (among 1007 funds) and ten-year period (among 541 funds), during which it had average annual total returns of 20.4% and 15.7%, respectively.

Mehta and Isaly Asset
Management: Proven biomedical
expertise with a global reach ...

Mehta and Isaly Asset Management specializes in global pharmaceutical, biotechnology, and health care research. Over the years, Mehta and Isaly has demonstrated the analytical expertise and financial acumen that is vital to success in health care investing. We at Eaton Vance look forward to a long and successful association. In the pages that follow, Mehta and Isaly partner and Fund portfolio manager Samuel D. Isaly discusses his investment style, the current state of the health care industry, and his outlook for the coming year.

[PHOTO OF JAMES B. HAWKES OMITTED]

Sincerely,

/S/James B. Hawkes

James B. Hawkes,
President
October 20, 1996



Management Discussion: Samuel D. Isaly

An interview with Samuel D. Isaly, A Partner of
Mehta and Isaly Asset Management, Inc., and Portfolio Manager of
Worldwide Health Sciences Portfolio.

Q: To begin, Sam, how would you describe the Portfolio's investment approach?

A: Our investment goals are to achieve a high level of capital growth while mitigating risk through active portfolio management. Our investment approach is very research-intensive. We maintain a worldwide perspective, with the ability to invest in a global universe of pharmaceutical, biotech, and health care companies. That gives us access to a wide range of opportunities while allowing us to spread our market risk across a global universe of stocks.

Q: How is the Portfolio structured?

A: We maintain a very focused structure. Typically, one segment of the Portfolio - between 20% and 40% - is invested in ten to twenty large-cap companies. Another segment - between 60% and 80% - may be invested in fifteen to twenty smaller companies. Naturally, the percentages may vary within this range, according to changes in market conditions and valuations. Within those broad parameters, we seek out promising opportunities in North America, Europe, and the Far East.

Recently, the Portfolio has been 55% invested in international stocks and 45% invested in the U.S., but those bands are subject to change as well. We believe that the drug and pharmaceutical industry is an increasingly global industry, with no single country or region enjoying a monopoly on knowledge, research, or development. That philosophy provides us a broad canvas to work with.

Q: You indicated that you use a very focused approach. What do you mean?

A: We tend to concentrate our investments as much as possible. Usually, the Portfolio will consist of no more than twenty-five to thirty stocks at a given time. Given the vast number of health care companies and the complex nature of health care developments, we believe we can perform the most thorough research - and best achieve our performance objectives - by concentrating our focus on a discrete group of stocks.

[PHOTO OF SAMUEL D. ISALY OMITTED]

Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.



[GRAPHIC VERTICAL BAR CHART OMITTED: This chart entitled "The Aging of America" charts the growth in two demographic groups - those aged 85 and older and those aged 65 and older - from 1900 through 2050]

Caption reads: U.S. Population Growth 1900-2050 (in millions)

        85 Years +    65 Years +
        --------      ----------
1900         0.1             3.1
1920         0.2             4.9
1940         0.4               9
1960         0.9            16.7
1980         2.2            25.7
1990           3              30
2000         4.3            35.3
2010         5.7            40.1
2020         6.5            53.5
2030         8.4            70.2
2050        18.2            78.9

Footnote reads:
Source: U.S. Bureau of the Census

(bullet) In 1900, there were 3.1 million people age 65 or older. By
         1993, there were 32.8 million, or 10 times as many.

(bullet) In the U.S., the 75-and-over age group is the fastest growing demographic group, soon to be replaced by the over-85 population. By the year 2050, it is projected that the over-85 population will exceed 18 million people.

(bullet) The oldest of America's "Baby Boomers" turned 50 in 1996.
         As this generation ages, their demand for health care will rise sharply, as will their health care expenditures.

Q. Sam, the Fund turned in an excellent showing in the past year - up 31% - and, in fact, earned Morningstar's five-star rating* for the one-, five-, and ten-year periods ending August 31. What accounts for this year's strong performance?

A. The Fund benefited from a powerful advance by some of its biotechnology stocks, as well as a more modest increase in major drug stocks. Investors may recall that, in the immediate aftermath of the health care reform proposals of 1993, major drug stocks went into sharp decline as companies and investors alike worried about the outlook for drug pricing. In that harsh environment, the entire pharmaceutical sector was under pressure.

In the period since the reform proposals were defeated, major drug stocks have rallied sharply. Meanwhile, smaller biotech companies have continued to make research progress on many different fronts. In addition, the drug sector has been characterized by an increasing consolidation, highlighted by several large mergers, such as the Pharmacia-Uphohn merger in 1995. The result has been a much healthier industry and a more robust environment for the entire drug sector.

*Morningstar ratings reflect historical risk-adjusted performance through 8/31/96 and are subject to change. Past performance is no guarantee of future results. Funds are assigned ratings from 1 star (lowest) to 5 stars ( highest). Ratings are calculated from the funds' 3-, 5-, and 10-year returns (with fee adjustment) in excess of 90-day Treasury bill returns. The top 10% of the funds in a category receive 5 stars.



Q: Could you describe briefly the criteria you use in your selection process?

A: Yes. First and foremost, we seek companies that have long-term potential. That's true whether we're looking at companies here in the U.S. or abroad. For the large-cap, major drug companies, we look for a potential to increase market share. We like to see a good array of products in the development pipeline, and, complementing that, a strong marketing organization that can get the new treatments into use by physicians.

Q: And what about the smaller companies?

A: For the smaller, specialty companies, we're attracted by a company's ability to post above-average growth rates. We look especially for those with an edge in research for a given application, such as a biotech company whose research is uniquely targeted. Interestingly, according to a recent study presented by Roche Holdings, small biotech companies have conducted the majority of biotechnology discovery/research programs - around two-thirds - while the large drug companies have accounted for the remainder. A research breakthrough, even for a drug with a relatively narrow application, may have an enormously positive impact on the smaller company.

Q. Could you give some examples of stocks in the Portfolio?

A. Certainly. Ares-Serono, a medium-sized Swiss-based drug company, is the Portfolio's largest holding. In the past, the company has focused on extracting and distilling drugs from human sources, including tissue- or urine-based products. Its most important product to date has been a fertility-enhancement drug that helps induce ovulation. More recently, the company has been able to engineer the drug through biotech processes that are more cost-effective than the extraction method. In addition, the company is a leading European manufacturer of beta interferon, which is used to treat multiple sclerosis and it is also a leading producer of human growth hormone, used to strengthen muscle in AIDS patients.

[GRAPHIC OMITTED pie chart]

Worldwide Health Sciences Fund:
Asset Allocation*

North America - Specialty           34.7%

Europe - Specialty                  22.1%

Far East - Specialty                12.6%

Far East Majors                     12.2%

Europe - Majors                     11.4%

North America - Majors               7.0%

Footnote reads:
*Based on market value as of August 31, 1996
 Because the Portfolio is actively managed, geographical and sector allocations are subject to change.

Q. What stocks do you like in the U.S.?

A. Warner-Lambert Co. is a major drug maker with an $18 billion market cap. Historically, the company has had a relatively poor track record in research and development. However, there are signs that this is about to change. The company is scheduled to release two new drugs in 1997 - an anti-cholesterol drug and another to treat diabetes - that should provide a major boost to earnings. In addition, Warner has a powerful, marketing arm and a strong line of over-the-counter drugs that, in our view, makes it a strong takeover candidate.



[PHOTO OF LAB TOOLS OMITTED]

Biotech Companies:
The Right Rx for Growth.

Despite pricing pressures in the 1990s, pharmaceutical sales should continue to outpace inflation.

Sales Forecast 1996-2000:

Unit Growth               2.5%
Pricing Growth            1.0%
New Product Growth        2.5%
                          ----
Total Sales Growth:       6.0%

Source: Mehta and Isaly Asset Management, Inc.

Q. And what about smaller companies?

A. Agouron Pharmaceuticals is a U.S.-based biotech company that is developing a line of important treatments. One of its first products
- to be marketed under the name Viracept- is a protease inhibitor that dramatically improves the outlook for AIDS patients. The drug is nearing the end of clinical trials and should reach FDA approval soon thereafter. The company has also developed a new class of candidate-drugs called matrix metallo proteinases (MMP). These MMP candidates appear to be effective in treating a wide variety of cancers, including the spread of prostate cancer.

Q. How do you manage risk within the Portfolio?

A. We manage risk in several ways. Naturally, there is foreign market risk tied to investing in any single, foreign country. We help mitigate that risk by investing in companies and countries around the world. Second, there is financial risk in a business characterized by large expenditures for marketing, research and development. We lessen that risk by doing exhaustive financial analysis to monitor the financial well-being of these companies. Finally, and perhaps most important of all, there is technological risk associated with the fast pace of breakthroughs as well as the often uncertain processes of clinical trials and approvals. We mitigate that risk by investing in both large companies as well as small companies. Large-cap and small-cap companies tend to develop at widely varying growth rates. Investing in a mix of both helps to temper the risk of a technological setback at any single company. But exhaustive research is the key to assessing technological risk, and each of our analysts has an intimate knowledge of the basic science involved in the pharmaceuticals they cover.

A Health Sciences Primer

The health sciences universe includes companies principally engaged in the development, production or distribution of products and services related to health care.

Biotechnology: Companies producing or planning to produce diagnostic and therapeutic drugs using recombinant and molecular biology and rational drug design platforms to treat and cure diseases.

Pharmaceuticals: Companies involved in large-scale, global discovery and development of innovative prescription drugs and diagnostics, over-the-counter products, delivery systems, nutrition, animal health and sometimes chemical and agricultural products.

Diagnostics: Companies that develop or maintain sophisticated diagnostic equipment such as CAT scanners and magnetic resonance imaging, as well as urological and serological assays.

Managed Health Care: Operations of investor-owned hospital chains
(including acute care psychiatric hospitals), nursing centers, health maintenance organizations, and rehabilitation clinics which seek to deliver hospital care on an efficient cost basis.

Medical Equipment and Supplies: Companies engaged in the manufacture of inpatient and outpatient medical (and dental), surgical, laboratory and diagnostic products (ranging from cotton swabs through kidney dialysis equipment to CAT scanners).

Q. Sam, what's your outlook for the drug and biotech sectors?

A. I'm optimistic that the growth phase we've witnessed will continue. Demographic trends are clearly favorable as aging populations in the U.S. and elsewhere will result in higher drug volumes. Clearly, the political environment, so negative earlier in the decade, has become considerably less onerous for the drug industry in the past two years. That's a positive develop-ment with respect to the pricing flexibility of major companies, while also providing encourage-ment for research and development. Moreover, the quickened pace of research among smaller biotech companies continues to produce breakthroughs.

In addition, the merger activity of recent years is likely to continue as drug companies seek to acquire further research capabilities and enhance their marketing prowess. Finally, given the general market run-up of the past two years and an increasingly uncertain economic climate, consumers staples such as the drug stocks are likely to receive increasing attention from investors. Naturally, past trends cannot accurately indicate future performance. But given the increasing demand and the continued breakthroughs on the research front, the future for the pharmaceutical sector is bright. We're determined that EV Traditional Worldwide Health Sciences Fund will share in that future.



[GRAPHIC WORM CHART OMITTED:Comparison of Change in Value of a $10,000 investment in EV Traditional Worldwide Health Sciences Fund, the Standard & Poor's 500 500 Index and the MSCI Europe-Australasia-Far East Index]

Caption reads: From August 31, 1996 through August 31, 1996

Inset Box info. reads:
------------------------------------------------------------------
                       AVERAGE                            Value of
                        ANNUAL      1      5     10  Investment at
                       RETURNS   Year   Year   Year       8/31/196
------------------------------------------------------------------
     Include. max.sales charge   24.8%  19.2%  15.2%       $41,070
------------------------------------------------------------------
        Without max. sales chg.  31.0%  20.4%  15.7%       $43,116
------------------------------------------------------------------

Data from worm chart reads:

      Date  Fund @ NAV  Fund w/SC  S&P Index  EAFE Index
  --------  ----------  ---------  ---------  ----------
   8/31/86     $10,000     $9,525    $10,000     $10,000
   9/30/87      $8,738     $8,324     $9,228      $9,900
  10/31/87      $9,225     $8,787     $9,733      $9,241
  11/30/87      $9,139     $8,705     $9,942      $9,775
  12/31/87      $9,092     $8,660     $9,743     $10,296
   1/31/87     $10,191     $9,707    $11,027     $11,392
   2/28/87     $11,494    $10,949    $11,434     $11,735
   3/31/87     $11,604    $11,053    $11,821     $12,700
   4/30/87     $11,423    $10,881    $11,686     $14,046
   5/31/87     $11,518    $10,971    $11,756     $14,048
   6/30/87     $11,769    $11,210    $12,411     $13,603
   7/31/87     $11,879    $11,315    $13,009     $13,582
   8/31/87     $11,981    $11,412    $13,464     $14,603
   9/30/87     $11,669    $11,115    $13,230     $14,376
  10/31/87      $9,009     $8,582    $10,351     $12,364
  11/30/87      $8,114     $7,729     $9,467     $12,489
  12/31/87      $8,764     $8,348    $10,248     $12,863
   1/31/88      $9,245     $8,807    $10,662     $13,095
   2/28/88      $9,532     $9,080    $11,108     $13,972
   3/31/88      $9,490     $9,040    $10,831     $14,833
   4/30/88      $9,364     $8,919    $10,933     $15,052
   5/31/88      $9,077     $8,646    $10,968     $14,573
   6/30/88      $9,288     $8,847    $11,549     $14,191
   7/31/88      $9,338     $8,895    $11,486     $14,640
   8/31/88      $8,950     $8,525    $11,043     $13,691
   9/30/88      $9,254     $8,815    $11,585     $14,292
  10/31/88      $9,254     $8,815    $11,886     $15,518
  11/30/88      $8,815     $8,397    $11,662     $16,445
  12/31/88      $9,001     $8,573    $11,938     $16,540
   1/31/89      $9,642     $9,185    $12,787     $16,834
   2/28/89      $9,524     $9,072    $12,417     $16,924
   3/31/89     $10,022     $9,547    $12,783     $16,595
   4/30/89     $10,571    $10,069    $13,424     $16,752
   5/31/89     $10,858    $10,343    $13,895     $15,844
   6/30/89     $10,326     $9,836    $13,909     $15,581
   7/31/89     $11,500    $10,954    $15,138     $17,541
   8/31/89     $11,753    $11,195    $15,373     $16,755
   9/30/89     $12,471    $11,879    $15,396     $17,521
  10/31/89     $12,175    $11,597    $15,009     $16,821
  11/30/88     $12,768    $12,162    $15,257     $17,670
  12/31/89     $13,097    $12,475    $15,710     $18,326
   1/31/90     $12,723    $12,120    $14,629     $17,648
   2/28/90     $12,519    $11,925    $14,754     $16,420
   3/31/90     $12,795    $12,187    $15,235     $14,713
   4/30/90     $12,732    $12,128    $14,825     $14,600
   5/31/90     $14,092    $13,423    $16,189     $16,270
   6/30/90     $14,367    $13,685    $16,189     $16,131
   7/31/90     $14,358    $13,677    $16,104     $16,362
   8/31/90     $13,061    $12,441    $14,585     $14,778
   9/30/90     $11,959    $11,392    $13,974     $12,722
  10/31/90     $13,710    $13,059    $13,881     $14,709
  11/30/90     $13,607    $12,961    $14,713     $13,845
  12/31/90     $13,806    $13,151    $15,221     $14,075
   1/31/91     $14,492    $13,805    $15,852     $14,534
   2/28/91     $16,213    $15,444    $16,919     $16,097
   3/31/91     $16,740    $15,946    $17,423     $15,134
   4/30/91     $16,382    $15,605    $17,429     $15,287
   5/31/91     $16,362    $15,586    $18,102     $15,451
   6/30/91     $15,467    $14,733    $17,385     $14,320
   7/31/91     $16,462    $15,680    $18,165     $15,027
   8/31/91     $17,058    $16,249    $18,522     $14,726
   9/30/91     $17,655    $16,817    $18,314     $15,560
  10/31/91     $18,769    $17,879    $18,531     $15,785
  11/30/91     $18,261    $17,394    $17,717     $15,052
  12/31/91     $19,635    $18,703    $19,838     $15,834
   1/31/92     $20,839    $19,850    $19,443     $15,501
   2/28/92     $19,997    $19,048    $19,629     $14,950
   3/31/92     $19,326    $18,409    $19,339     $13,967
   4/30/92     $18,154    $17,293    $19,878     $14,037
   5/31/92     $19,251    $18,338    $19,897     $14,981
   6/30/92     $18,644    $17,760    $19,707     $14,275
   7/31/92     $18,740    $17,851    $20,483     $13,915
   8/31/92     $19,113    $18,206    $19,992     $14,792
   9/30/92     $18,900    $18,003    $20,328     $14,505
  10/31/92     $19,273    $18,358    $20,371     $13,748
  11/30/92     $19,971    $19,023    $20,987     $13,882
  12/31/92     $20,079    $19,126    $21,347     $13,958
   1/31/93     $19,477    $18,553    $21,497     $13,960
   2/28/93     $18,984    $18,083    $21,723     $14,386
   3/31/93     $20,079    $19,126    $22,276     $15,644
   4/30/93     $21,427    $20,410    $21,710     $17,133
   5/31/93     $22,932    $21,844    $22,203     $17,499
   6/30/93     $22,053    $21,007    $22,382     $17,230
   7/31/93     $21,825    $20,789    $22,263     $17,837
   8/31/93     $23,197    $22,096    $23,029     $18,804
   9/30/93     $23,570    $22,452    $22,958     $18,385
  10/31/93     $24,413    $23,254    $23,403     $18,956
  11/30/93     $24,340    $23,185    $23,101     $17,303
  12/31/93     $25,382    $24,177    $23,489     $18,556
   1/31/94     $26,384    $25,132    $24,252     $20,129
   2/28/94     $25,251    $24,053    $23,524     $20,077
   3/31/94     $23,728    $22,603    $22,606     $19,217
   4/30/94     $23,494    $22,379    $22,866     $20,037
   5/31/94     $23,299    $22,193    $23,150     $19,926
   6/30/94     $22,271    $21,214    $22,703     $20,212
   7/31/94     $22,336    $21,276    $23,417     $20,411
   8/31/94     $23,820    $22,689    $24,298     $20,898
   9/30/94     $24,171    $23,024    $23,812     $20,245
  10/31/94     $23,833    $22,702    $24,309     $20,924
  11/30/94     $24,090    $22,947    $23,349     $19,923
  12/31/94     $23,752    $22,625    $23,808     $20,052
   1/31/95     $24,891    $23,710    $24,386     $19,287
   2/28/95     $25,467    $24,259    $25,266     $19,236
   3/31/95     $25,706    $24,486    $26,119     $20,441
   4/30/95     $26,212    $24,968    $26,849     $21,216
   5/31/95     $27,336    $26,039    $27,824     $20,968
   6/30/95     $28,967    $27,592    $28,604     $20,606
   7/31/95     $31,328    $29,841    $29,513     $21,894
   8/31/95     $32,902    $31,341    $29,503     $21,065
   9/30/95     $33,352    $31,769    $30,870     $21,481
  10/31/95     $32,776    $31,220    $30,716     $20,910
  11/30/95     $34,168    $32,546    $31,977     $21,497
  12/31/95     $38,291    $36,474    $32,723     $22,368
   1/31/96     $40,218    $38,309    $33,790     $22,466
   2/28/96     $40,282    $38,370    $34,024     $22,547
   3/31/96     $40,632    $38,704    $34,477     $23,032
   4/30/96     $42,495    $40,478    $34,940     $23,707
   5/31/96     $44,437    $42,328    $35,739     $23,276
   6/30/96     $44,214    $42,116    $36,021     $23,413
   7/31/96     $40,680    $38,749    $34,373     $22,735
   8/31/96     $43,116    $41,070    $35,019     $22,790

Footnote reads: Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.


Fund Performance

In accordance with SEC guidelines, we are including a performance chart comparing your Fund's total return with that of a broad-based investment index. The lines on the chart represent the total returns of $10,000 hypothetical invest-ments in EV Traditional Worldwide Health Sciences Fund, Inc. the unmanaged S&P 500 Stock Index, and the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE).

Total Return Figures

The solid blue line on the chart represents the Fund's performance at net asset value. The total return figure reflects Fund expenses, and trans-action costs, and reinvestment of dividend income and capital gain distributions. The dotted blue line represents the Fund's performance including the 4.75% maximum current sales charge.

The solid black line represents the performance of the S&P 500, a broad-based, unmanaged index of U.S. common stocks. The dotted black line repre-sents the performance of the MSCI EAFE Index, a widely recognized, unmanaged index of foreign common stocks. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Indices.



EV Traditional Worldwide Health Sciences Fund, Inc.
Portfolio of Investments
August 31, 1996


COMMON STOCKS AND WARRANTS - 93.7%
---------------------------------------------------------------------------------------------------
                                                                            Market
                                                                             Value   Percentage of
Security                                                 Shares         (Note 1-A)      Net Assets
--------------------------------------------------------------------------------------------------
MAJOR CAPITALIZATION - North America (11.5%)
Biogen, Inc. (a)                                         25,000        $1,743,750            3.2%
Centocor, Inc. (a)                                       40,000         1,355,000            2.5
Genetics Institute, Inc. (a)                             21,000         1,302,000            2.4
Warner-Lambert Co.                                       32,000         1,904,000            3.4
                                                                      -----------         ------
                                                                        6,304,750           11.5
                                                                      -----------         ------
SPECIALTY CAPITALIZATION - North America (27.6%)
Agouron Pharmaceuticals, Inc. (a)..                      40,000         1,560,000            2.8
Alexion Pharmaceuticals, Inc. (a)                       100,000           850,000            1.5
Arris Pharmaceutical Corp. (a)                           90,000           967,500            1.7
Cytel Corp. (a)                                         167,000           480,125            0.9
CytoTherapeutics, Inc. (a)                               82,500           948,750            1.7
Incyte Pharmaceuticals, Inc. (a)                         30,000         1,218,750            2.2
Isis Pharmaceuticals, Inc. (a)                          150,000         1,968,750            3.6
Millennium Pharmaceuticals (a)                           50,000           912,500            1.7
Pharmacopeia, Inc. (a)                                   85,000         1,763,750            3.2
SangStat Medical Corp. (a)                              100,000         1,962,500            3.6
Sequana Therapeutics, Inc. (a)                           60,000           990,000            1.8
Vertex Pharmaceuticals, Inc. (a)                         50,000         1,587,500            2.9
                                                                      -----------         ------
                                                                       15,210,125           27.6
                                                                      -----------         ------
MAJOR CAPITALIZATION - Europe (10.7%)
Altana                                                    3,000         2,278,110            4.1
Ciba-Geigy AG                                             1,400         1,801,548            3.3
Sandoz AG                                                 1,500         1,792,305            3.3
                                                                      -----------         ------
                                                                        5,871,963           10.7
                                                                      -----------         ------
SPECIALTY CAPITALIZATION - Europe (20.7%)
Ares-Serono                                               4,000         4,243,640            7.7
Cambridge Antibody Technology, Ltd. (a)(Note 5)          59,734         1,373,882            2.5
Cambridge Antibody Technology, Ltd.-
Warrants (a)(Note 5)                                      3,100            31,000            0.1
Celltech (a)                                            150,000         1,291,500            2.3
Ethical Holdings ADR (a)                                150,000         1,181,250            2.2
Swiss Serum Institute (a)                                   232         3,262,440            5.9
                                                                      -----------         ------
                                                                       11,383,712           20.7
                                                                      -----------         ------
MAJOR CAPITALIZATION - Far East (11.4%)
Banyu Pharmaceutical Co.                                140,000        $1,828,400           3.30%
Sankyo Co. Ltd.                                          60,000         1,490,400            2.7
Takeda Chemical Industries                               90,000         1,557,000            2.8
Taisho Pharmaceutical Co.                                70,000         1,404,200            2.6
                                                                      -----------         ------
                                                                        6,280,000           11.4
                                                                      -----------         ------
SPECIALTY CAPITALIZATION - Far East (11.8%)
Biota Holdings Limited (a)                              644,640         2,037,062            3.7
Biota Holdings Limited - Warrants (a)                    78,738           173,224            0.3
Rohto Pharmaceutical                                    191,000         2,074,260            3.8
Teikoku Hormone Manufacturing                           160,000         2,193,600            4.0
                                                                      -----------         ------
                                                                        6,478,146           11.8
                                                                      -----------         ------

TOTAL INVESTMENTS (Cost $42,475,495)                                   51,528,696           93.7
OTHER ASSETS, LESS LIABILITIES                                          2,487,146            6.3
                                                                      -----------         ------
NET ASSETS                                                            $55,015,842         100.00%
                                                                      ===========         ======

(a) Non-income producing security.

See notes to financial statements





Statement of Assets and Liabilities
August 31, 1996
----------------------------------------------------------------------------------------------------
Assets:
Investments in securities at market (identified cost $42,475,495)(Note 1-A)              $51,528,696
Cash                                                                                       3,517,979
Receivables:
Capital stock sold                                                                           998,532
Investment securities sold                                                                    45,000
Dividends                                                                                     11,040
                                                                                         -----------
Total Assets                                                                              56,101,247
                                                                                         -----------
Liabilities:
Payables:
Capital stock redeemed                                                                       509,612
Investment securities purchased                                                              429,086
Accrued advisory and administrative fees                                                      51,500
Other accrued expenses                                                                        95,207
                                                                                         -----------
Total Liabilities                                                                          1,085,405
                                                                                         -----------
Net Assets                                                                               $55,015,842
                                                                                         ===========
Net Asset Value; Offering Price and Redemption Price Per Share:
($55,015,842 (divided by) 4,063,933 shares outstanding) $0.001 par value,
1 billion shares authorized (Note 6)                                                     $     13.54
                                                                                         ===========
Sources of Net Assets:
Paid in capital                                                                          $43,500,242
Undistributed net investment deficit                                                        (653,017)
Accumulated net realized gain on investments                                               3,115,416
Net unrealized appreciation of investments                                                 9,053,201
                                                                                        ------------
Total                                                                                    $55,015,842
                                                                                        ============

See notes to financial statements




Statement of Operations
For the Year Ended August 31, 1996
----------------------------------------------------------------------------------
Investment Income:
Income:
Dividends (net of foreign taxes of $29,721)                             $  138,857
                                                                        ----------
Expenses (Note 2):
Investment advisory fees                                                   350,234
Administration fees                                                        114,411
Transfer agent fees                                                         96,009
Audit and legal fees                                                        93,968
Distribution fees                                                           90,449
Registration fees                                                           22,877
Directors fees                                                              14,389
Miscellaneous                                                               15,272
                                                                        ----------
Total expenses                                                             797,609

Less: Custodian fees paid indirectly (Note 4)                                5,735
                                                                        ----------
Net expenses                                                               791,874
                                                                        ----------
Net investment loss                                                       (653,017)
                                                                        ----------
Realized and Unrealized Gain on Investments:
Net realized gain on investments                                         4,038,381
Unrealized appreciation of investments:
Beginning of year                                         $4,119,043
End of year                                                9,053,201
                                                           ----------
Net increase in unrealized appreciation of investments                   4,934,158
                                                                        ----------
Net realized and unrealized gain on investments                          8,972,539
                                                                        ----------
Net increase in net assets resulting from operations                    $8,319,522
                                                                        ==========

See notes to financial statements





Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------
                                                                   Year Ended August 31,
                                                                1996                 1995
                                                             -----------         ----------
Operations:
Net investment loss                                          $  (653,017)       $  (250,511)
Net realized gain on investments                               4,038,381          1,851,967
Net unrealized appreciation of investments                     4,934,158          3,162,489
                                                             -----------        -----------
Net increase in net assets resulting from
operations                                                     8,319,522          4,763,945
Distributions to Shareholders:
Distributions from net realized gains from security
transactions                                                  (2,558,056)          (995,491)
Capital Share Transactions:
Increase in net assets resulting from capital share
transactions (Note 3)                                         31,564,676            690,545
                                                             -----------        -----------
Total increase in net assets                                  37,326,142          4,458,999
Net Assets:
Beginning of year                                             17,689,700         13,230,701
                                                             -----------        -----------
End of year (including net investment deficit of
$653,017 and $215,599, respectively)                         $55,015,842        $17,689,700
                                                             ===========        ===========

See notes to financial statements





Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

Adjusted for 100% stock dividend --
--------------------------------------------
Record date September 23, 1996 (Note 6)
--------------------------------------------
                                                                                   Year Ended August 31,
                                                              ----------------------------------------------------------
                                                              1996         1995         1994          1993         1992
                                                           ----------   ----------   ----------    ----------   ----------
Per Share Data1
Net asset value at beginning of year                          $ 11.71      $  9.15      $  9.64       $  8.97      $  8.57
                                                              -------      -------      -------       -------      -------
Income from investment operations:
Net investment loss                                             (0.23)       (0.17)       (0.16)        (0.13)       (0.13)
Net realized and unrealized gain (loss)
on investments                                                   3.46         3.41         0.43          1.86         1.15
                                                              -------      -------      -------       -------      -------
Total from investment operations                                 3.23         3.24         0.27          1.73         1.02
                                                              -------      -------      -------       -------      -------
Less distributions from:
Net realized gain on investments                                 1.40         0.68         0.76          1.06         0.62
                                                              -------      -------      -------       -------      -------
Net asset value at end of year                                $ 13.54      $ 11.71      $  9.15       $  9.64      $  8.97
                                                              -------      -------      -------       -------      -------
Total Return2                                                   31.04%       38.13%        2.69%        21.37%       12.04%
                                                              =======      =======      =======       =======      =======
Ratios/Supplemental Data
Net assets at end of year (in thousands)                      $55,016      $17,690      $13,231       $10,223      $11,415
Ratio of operating expenses to average net assets3:
Before expense reimbursement                                     2.21%        2.44%        2.67%         2.87%        2.59%
After expense reimbursement                                       N/A          N/A         2.50%         2.50%        2.48%
Ratio of net investment loss to average net assets:
Before expense reimbursement                                    (1.81)%      (1.80)%      (1.82)%       (1.90)%      (1.56)%
After expense reimbursement                                       N/A          N/A        (1.65)%       (1.53)%      (1.45)%
Portfolio turnover rate                                            66%          45%          49%           77%          71%
Average commission rate (per share of security)4              $0.0864          N/A          N/A           N/A          N/A

1 Based on average month end shares outstanding
2 Calculated without sales charges
3 See Note 2 regarding a limitation on the advisory and administrative fees
4 Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

See notes to financial statements




Notes to Financial Statements
August 31, 1996

Note 1 - Summary of Significant
Accounting Policies
EV Traditional Worldwide Health Sciences Fund, Inc. (the "Fund" ) (formerly Medical Research Investment Fund, Inc.) is a diversified, open-end management investment company. The Fund's primary investment objective is long-term growth of capital, a goal it seeks by investing primarily in common stocks, and securities convertible into common stocks, of domestic and foreign companies engaged in medical research and the health care industry. Current income is a secondary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) Security Valuation - Securities listed on a recognized stock exchange, whether U.S. or foreign, are valued at the last reported sale price on that exchange prior to the time when assets are valued or prior to the close of trading on the New York Stock Exchange. In the event there are no sales, the last available sale price will be used. If a security is traded on more than one exchange, the security is valued at the last sale price on the exchange where the stock is primarily traded. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B) Dividends and Distributions to Shareholders - Substantially all of the Fund's net investment income, if any, and net realized capital gains, if any, are distributed annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses.

C) Federal Income Taxes - The Fund s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D) Foreign Currency Translation - Investments denominated in foreign currencies are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank on the valuation date. The cost of foreign portfolio securities is determined using historical exchange rates.

E) Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F) Other - Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded on the ex-dividend date or as soon thereafter as the Fund is informed of the dividend.



Note 2 - Investment Advisory Fees, Administrator's Fees and Other
Transactions with Affiliates (See Note 7)

Pursuant to the Advisory Agreement, G/A Capital Management, Inc. ("G/ACM") served as the Investment Adviser of the Fund. Under this agreement, G/ACM received a monthly fee at the annual rate of 1% of the Fund's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, and 0.75% of average net assets in excess of $50 million. The Investment Adviser had voluntarily agreed to waive its fee until the assets of the Fund reach a level permitting the Fund to pay these fees and still maintain an expense ratio of 2.5% or less. For the fiscal year ended August 31, 1996, no waiver was required pursuant to this provision.

Under an Administration Agreement between the Fund and its Administrator, Capstone Asset Management Company ("CAMCO"), CAMCO supervised all aspects of the Fund's operations other than the management of its investments. For its services, CAMCO received a fee at the annual rate of 0.25% of the Fund's average daily net assets. CAMCO had voluntarily agreed to waive its fees until the assets of the Fund reach a level permitting the Fund to pay these fees and maintain an expense ratio of 2.5% or less. For the fiscal year ended August 31, 1996, no waiver was required pursuant to this provision. In addition, CAMCO was also paid a monthly fee of $2,000 for costs representing certain accounting and bookkeeping services. These fees, which amounted to $24,000 for the year ended August 31, 1996, are not subject to the previously discussed waiver.

Capstone Asset Planning Company ("CAPCO") served as Distributor and Underwriter to the Fund. CAPCO is an affiliate of CAMCO, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

Pursuant to a distribution plan established in accordance with Rule 12b-1 under the Investment Company Act of 1940, CAPCO paid certain registered broker-dealers, financial institutions or other industry professionals ("Service Organizations"), fees at the annual rate of 0.25% of the average daily net assets of the Fund for whom the Service Organizations were the dealers or owners of record. The Fund reimbursed CAPCO for the payment of such fees, which for the year ended August 31, 1996, amounted to $90,450. Of this amount, approximately 60% was paid to CAPCO and 14% was paid to G/ACM for accounts on which they acted as servicers.

Certain officers of the Fund were also officers and directors of G/ACM, CAMCO, CAPCO and CFS. During the year ended August 31, 1996, Directors of the Fund who are not "interested persons" received Directors' fees of $4,250. All other officers and Directors serve without compensation from the Fund.



Note 3 - Capital Stock


Capital stock has been adjusted to reflect a 100% stock dividend declared to shareholders of record at the opening of business on September 23, 1996 (See Note 6). Transactions in capital stock were as follows:

                                             Year Ended August 31,
                              ------------------------------------------------
                                       1996                      1995
                              ---------------------    -----------------------
                                Shares       Amount     Shares        Amount
                              ---------   -----------   -------     ----------
Shares sold                   5,439,762   $68,676,368   253,786    $ 2,499,420
Shares issued to
shareholders in
reinvestment of
distributions                   236,367     2,491,303   112,302        958,500
                              ---------   -----------   -------     ----------
                              5,676,129    71,167,671   366,088      3,457,920
Shares redeemed              (3,123,278)  (39,602,995) (300,844)    (2,767,375)
                              ---------   -----------   -------     ----------
Net increase                  2,552,851   $31,564,676    65,244     $  690,545
                              =========   ===========   =======     ==========


Note 4 - Investments/Custody

Purchases and sales of securities other than short-term notes aggregated $47,894,452 and $23,071,509, respectively. At August 31, 1996 the cost of investments for Federal income tax purposes was $42,475,495. Accumulated net unrealized appreciation on investments was $9,053,201 consisting of $10,015,564 gross unrealized appreciation and $962,363 gross unrealized depreciation. The Fund's Custodian has provided credits in the amount of $5,735 against custodian charges based on the uninvested cash balances of the Fund.

Note 5 - Restricted Securities

In February 1993, the Fund acquired 9,000 shares of common stock of Cambridge Antibody Technology Limited ("CAT") at a cost of $297,000 by entering into a Subscription Agreement between the Fund, CAT and Peptide Technology Limited ("Peptech"). The Subscription Agreement granted to the Fund an option to require Peptech, the major shareholder of CAT, to purchase up to 85% of the CAT shares owned by the Fund on September 1, 1995 (the "Put Option"), subject to certain conditions. The Put Option was exercised by the fund, but was cancelled in December 1995 when the Fund received an additional 4,734 shares of CAT from Peptech in exchange for the Fund's withdrawal of the Put Options.

In separate transactions that occurred in December 1995 and August 1996, the Fund acquired an additional 46,000 shares of CAT, bringing the total number of shares owned by the Fund to 59,734. The value of the CAT shares and warrants at August 31, 1996 is $1,404,882, representing 2.6% of the Fund s net assets. Management has valued the common stock at $23 per share and $10 per warrant, which reflects recent market activity. Valuation of the security is continually monitored and is reviewed by the Board of Directors at least quarterly.



Note 6 - Subsequent Event

At the close of business, August 30, 1996, the Fund transferred substantially all of its assets to the Worldwide Health Sciences
Portfolio in exchange for an interest in the Portfolio.

On September 18, 1996, the Fund's Directors declared a $1.22 capital gain distribution payable September 20, 1996 to stockholders of record September 18, 1996.

In addition, the Directors also declared a 100% stock dividend payable to stockholders of record at the opening of business on September 23, 1996.

Note 7 - Special Meeting of Stockholders (Unaudited)

Medical Research Investment Fund, Inc. (the "Fund") held a special meeting of stockholders on August 29, 1996. On July 24, 1996, the record date for the meeting, the Fund had 1,808,676.062 shares outstanding, of which 1,208,275.755 shares were represented at the meeting. The votes at the meeting were as follows:

Item 1: To approve a new investment policy and to supplement investment restrictions to permit a new investment structure as described in the Proxy Statement for the meeting.

                                       Number of Shares
                                  ------------------------
Affirmative                             916,238.573
Against                                  54,104,658
Abstain                                  16,084.524

Item 2A: To authorize the Fund to vote at a meeting of holders of interests in the Portfolio to elect six trustees of the Portfolio.

                                 Number of Shares
Nominees for Trustee     Affirmative          Withheld
--------------------   --------------     ---------------
Donald R. Dwight        1,156,614.309       51,661.446
James B. Hawkes         1,155,608.488       52,667.267
Samuel L. Hayes, III    1,156,183.489       52,092.266
Norton H. Reamer        1,155,920.482       52,355.273
John L. Thorndike       1,156,074.581       52,201,174
Jack L. Treynor         1,156,120.696       52,155.059

Item 2B: To authorize the Fund to vote at a meeting of holders of interests in the Portfolio to approve the Investment Advisory
Agreement between the Portfolio and Mehta and Isaly Asset
Management, Inc. (formerly G/A Capital Management, Inc.) as set forth in Exhibit A to the Proxy Statement for the Meeting.

                                      Number of Shares
                                  ------------------------
Affirmative                             918,181.003
Against                                  49,286.807
Abstain                                  18,959.945



Item 3: To fix the number of Directors at six, and to elect
Directors
                               Number of Shares
Nominees for Director    Affirmative          Withheld
--------------------   --------------     ---------------
Donald R. Dwight        1,151,350.596       56,925.159
James B. Hawkes         1,150,265.260       58,010.495
Samuel L. Hayes, III    1,150,902.001       57,373.754
Norton H. Reamer        1,150,896.841       57,378.914
John L. Thorndike       1,150,528.093       57,747.662
Jack L. Treynor         1,150,861.663       57,414.092

Item 4: To ratify the selection of Tait, Weller & Baker as independent public accountants of the Fund for the current fiscal year.

                                       Number of Shares
                                  ------------------------
Affirmative                             1,135,966.673
Against                                    52,652.749
Abstain                                    19,656.333

Item 5: To approve the revision of the Fund's investment objective and certain of the Fund's investment policies as set forth in Exhibit B to the Proxy Statement for the meeting as follows:

A. Reclassification and amendment of the investment objective and basic policies.
                                       Number of Shares
                                  ------------------------
Affirmative                             899,960.065
Against                                  57,039.369
Abstain                                  29,428.321

B. Eliminate the restriction concerning investment in other
investment companies.
                                       Number of Shares
                                  ------------------------
Affirmative                             892,336.970
Against                                  64,541.221
Abstain                                  29,549.564

C. Eliminate the restriction concerning pledging.

                                       Number of Shares
                                  ------------------------
Affirmative                             890,847.723
Against                                  64,578.922
Abstain                                  31,001.110



D. Reclassify the restriction concerning investing in affiliated issuers.

                                       Number of Shares
                                  ------------------------
Affirmative                             888,931.129
Against                                  66,766.231
Abstain                                  30,730.395

E. Reclassify the restriction concerning investing for control.

                                       Number of Shares
                                  ------------------------
Affirmative                             893,771.863
Against                                  61,407.799
Abstain                                  31,248.093

F. Reclassify the restriction concerning options and futures.

                                       Number of Shares
                                  ------------------------
Affirmative                             888,272.290
Against                                  67,627.141
Abstain                                  30,528.324

G. Reclassify the restriction concerning warrants.

                                       Number of Shares
                                  ------------------------
Affirmative                             892,555.847
Against                                  63,372.559
Abstain                                  30,499.349

H. Reclassify the restriction concerning exploration programs.

                                       Number of Shares
                                  ------------------------
Affirmative                             890,200.791
Against                                  63,914.454
Abstain                                  32,312.510

I. Reclassify and amend the restriction concerning illiquid
securities.
                                       Number of Shares
                                  ------------------------
Affirmative                             887,411.339
Against                                  66,427.639
Abstain                                  32,588.777

J. Reclassify and amend the restriction concerning unseasoned issuers.
                                       Number of Shares
                                  ------------------------
Affirmative                             887,198.540
Against                                  66,532.600
Abstain                                  32,696.615



K. Amend the restriction concerning underwriting.

                                       Number of Shares
                                  ------------------------
Affirmative                             893,596.085
Against                                  62,108.223
Abstain                                  30,723.447

L. Amend the restriction concerning real estate.

                                       Number of Shares
                                  ------------------------
Affirmative                             889,624.969
Against                                  67,558.294
Abstain                                  29,244.492

M. Amend the restriction concerning lending.

                                       Number of Shares
                                  ------------------------
Affirmative                             888,909.247
Against                                  67,463.039
Abstain                                  30,055.469

N. Amend the restriction concerning short sales.

                                       Number of Shares
                                  ------------------------
Affirmative                             888,815.265
Against                                  67,748.177
Abstain                                  29,864.313

O. Amend the restriction concerning senior securities.

                                       Number of Shares
                                  ------------------------
Affirmative                             891,259.867
Against                                  62,591.854
Abstain                                  32,576.034

P. Amend the restriction concerning borrowing.

                                       Number of Shares
                                  ------------------------
Affirmative                             887,394.141
Against                                  68,196.564
Abstain                                  30,837.050

Q. Amend the restriction concerning commodities.

                                       Number of Shares
                                  ------------------------
Affirmative                             887,389.408
Against                                  70,810.765
Abstain                                  28,227.582



Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of EV Traditional Worldwide Health Sciences Fund, Inc.

We have audited the accompanying statement of assets and liabilities of EV Traditional Worldwide Health Sciences Fund, Inc. (formerly Medical Research Investment Fund, Inc.), including the portfolio of investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing principles. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Traditional Worldwide Health Sciences Fund, Inc. as of August 31, 1996, and the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                           Tait, Weller & Baker
Philadelphia, Pennsylvania
September 20, 1996
(except for Note 6 as to which
the date is September 23, 1996)



[This page intentionally left blank.]



EV Traditional
Worldwide Health
Sciences Fund, Inc.

Officers
----------------
James B. Hawkes
President, Director

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Directors
----------------
Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Worldwide Health
Science Portfolio

Officers
----------------
James B. Hawkes
President and Trustee

Samuel D. Isaly
Vice President and Portfolio Manager

James L. O'Connor
Vice President and Treasurer

Thomas Otis
Vice President and Assistant Secretary

Trustees
----------------
Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant



Sponsor and Manager of
EV Traditional Worldwide Health
Sciences Fund, Inc. &
Administrator of Worldwide Health Sciences Portfolio
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Adviser of
Worldwide Health Sciences Portfolio
Mehta and Isaly Asset Management, Inc.
41 Madison Avenue
New York, NY 10010-2202

Principal Underwriter

Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian

Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 5123
Westborough, MA 01581-5123
(800) 262-1122


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV Traditional
Worldwide Health Sciences Fund, Inc.
24 Federal Street
Boston, MA 02110
T-HSSRC-10/96

[logo]
EATON VANCE
--------------------
     Mutual Funds

EV TRADITIONAL

WORLDWIDE HEALTH

SCIENCES FUND, INC.



STATEMENT OF

ADDITIONAL INFORMATION


FEBRUARY 1, 1997



EV TRADITIONAL
WORLDWIDE HEALTH SCIENCES FUND, INC.
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------
SPONSOR AND MANAGER OF EV TRADITIONAL WORLDWIDE HEALTH SCIENCES FUND, INC. ADMINISTRATOR OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

ADVISER OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
Mehta and Isaly Asset Management, Inc., 41 Madison Avenue,
New York, NY 10010-2202

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109

                                                                        T-HSSAI